UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

VIKING THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required.
☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VIKING THERAPEUTICS, INC.
9920 Pacific Heights Blvd
Suite 350, San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 21, 2024

8:00 a.m. Pacific Time

https://web.lumiconnect.com/255403211 (password: viking2024)

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Viking Therapeutics, Inc., a Delaware corporation (the “Company”), or any adjournment or postponement thereof. The Annual Meeting will be held virtually, via live webcast at https://web.lumiconnect.com/255403211 (password: viking2024), on Tuesday, May 21, 2024, at 8:00 a.m. Pacific Time for the following purposes:

1.
To elect the following nominees as Class III directors to serve until our 2027 Annual Meeting of Stockholders: Brian Lian, Ph.D. and Lawson Macartney, DVM, Ph.D.;
2.
To ratify the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
3.
To approve, on an advisory basis, the compensation of our named executive officers;
4.
To approve the Viking Therapeutics, Inc. 2024 Equity Incentive Plan;
5.
To approve the Viking Therapeutics, Inc. 2024 Employee Stock Purchase Plan; and
6.
To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this Notice of Internet Availability of Proxy Materials (the “Notice”).

The record date for the Annual Meeting is March 28, 2024 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment or postponement thereof. This Notice is being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about April 5, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held virtually, via live webcast at: https://web.lumiconnect.com/255403211 (password: viking2024), on Tuesday, May 21, 2024, at 8:00 a.m. Pacific Time.

The accompanying proxy statement and annual report to stockholders are available at http://astproxyportal.com/ast/20061/.

By Order of the Board of Directors

/s/ Lawson Macartney, DVM, Ph.D.
Lawson Macartney, DVM, Ph.D.
Chairperson of the Board

San Diego, California
April 5, 2024

You are cordially invited to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically if you attend the Annual Meeting virtually. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote electronically at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

VIKING THERAPEUTICS, INC.
9920 Pacific Heights Blvd
Suite 350, San Diego, CA 92121

PROXY STATEMENT
FOR THE 2024 Annual Meeting OF STOCKHOLDERS
TO BE HELD ON TUESDAY, MAY 21, 2024

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (our “Board”) of Viking Therapeutics, Inc. (sometimes referred to as “we”, “us”, “Viking” or the “Company”) is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders, or any adjournment or postponement thereof (the “Annual Meeting”). You are invited to attend the Annual Meeting virtually and we request that you vote on the proposals described in this proxy statement.

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy of the proxy materials (including a proxy card) may be found in the Notice.

We intend to mail the Notice on or about April 5, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held virtually, via live webcast at https://web.lumiconnect.com/255403211 (password: viking2024), on Tuesday, May 21, 2024, at 8:00 a.m. Pacific Time. Equiniti Trust Company, LLC (“EQ”) will host the virtual Annual Meeting and tabulate votes for the meeting.

How do I attend the Annual Meeting online?

Record Holders: Stockholders of record at the close of business on the Record Date (i.e., shares held in holder’s own name in the records of our transfer agent, EQ), may attend the virtual Annual Meeting by visiting https://web.lumiconnect.com/255403211 (password: viking2024) and entering the 11-digit control number included on the Notice on your proxy card (if you received a printed copy of the proxy materials), or on the instructions that accompanied your proxy materials. The password for the virtual Annual Meeting is viking2024. Stockholders of record who have misplaced their 11-digit control number, may contact EQ at (800) 973-5449.

Beneficial Owners: Beneficial owners at the close of business on the Record Date (i.e., shares held in “street name” through an intermediary, such as a bank, broker or other nominee), must register in advance to attend the virtual Annual Meeting. To register, beneficial owners must obtain a legal proxy from the bank, broker or other nominee that is the record holder of the shares and then submit the legal proxy, along with their respective name and email address, to EQ to receive an 11-digit control number. This control number can then be used to access the virtual Annual Meeting site provided above. Please note that any control number that was previously provided with proxy materials, likely a 16-digit number, will not provide access to the virtual Annual Meeting site. All requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by EQ no later than 5:00 p.m. Pacific Time, on May 20, 2024. All requests should be submitted by email to proxy@equiniti.com, by facsimile to (718) 765-8730 or by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department,55 Challenger Road, Ridgefield Park, NJ 07660. Obtaining a legal proxy may take several days and we advise you to register as far in advance as possible. Once an 11-digit control number is obtained from EQ, please follow the steps set forth above for stockholders of record to attend the virtual Annual Meeting.

We recommend you access the Annual Meeting prior to the start time. Online check-in will begin at 7:30 a.m. Pacific Time. Please allow ample time for the check-in procedures. Technicians will be ready to assist with any technical difficulties prior to the start of the virtual Annual Meeting. Stockholders should call EQ at (800) 973-5449 with any questions regarding the virtual Annual Meeting. If you encounter any difficulty accessing the virtual Annual Meeting, please visit https://go.lumiglobal.com/faq for assistance.

The virtual Annual Meeting platform is fully supported across multiple browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting. Stockholders should also give themselves ample time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 110,217,994 shares of common stock outstanding and entitled to vote and no shares of preferred stock outstanding or entitled to vote. The holders of common stock will have one vote for each share of common stock they owned as of the close of business on the Record Date.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date, your shares of common stock were registered directly in your name with our transfer agent, EQ, then you are the stockholder of record for these shares. As a stockholder of record, you may vote either electronically at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or internet as instructed below to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on the Record Date, your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares electronically at the Annual Meeting unless you request and obtain a valid proxy issued in your name from the broker, bank or other agent considered the stockholder of record of the shares.

What am I voting on?

There are five matters scheduled for a vote at the Annual Meeting:

•
To elect each of the Class III nominees for director to serve until our 2027 Annual Meeting of Stockholders or until such director’s respective successor is duly elected and qualified;
•
To ratify the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
•
To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement;

•
To approve our 2024 Equity Incentive Plan; and
•
To approve our 2024 Employee Stock Purchase Plan.

Will there be any other items of business on the agenda?

Aside from the election of the Class III directors, ratification of the selection of our independent registered public accounting firm, the advisory vote to approve the compensation of our named executive officers, the vote to approve our 2024 Equity Incentive Plan and the vote to approve our 2024 Employee Stock Purchase Plan, our Board knows of no matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

What is our Board’s voting recommendation?

Our Board recommends that you vote your shares:

•
“For” each of the nominees to our Board;
•
“For” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
•
“For” the approval of the compensation of our named executive officers as disclosed in this proxy statement;
•
“For” the approval of the Viking Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”); and
•
“For” the approval of the Viking Therapeutics, Inc. 2024 Employee Stock Purchase Plan (the “2024 Employee Stock Purchase Plan”).

How do I vote?

With respect to the election of the director nominees (Proposal No. 1), you may either vote “For” a nominee or you may “Withhold” your vote for a nominee. For the ratification of our independent registered public accounting firm (Proposal No. 2), the approval of the compensation of our named executive officers (Proposal No. 3), the approval of our 2024 Equity Incentive Plan (Proposal No. 4) and the approval of our 2024 Employee Stock Purchase Plan (Proposal No. 5), you may vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based upon your form of ownership.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically at the Annual Meeting by attending the Annual Meeting online and following the on-screen voting instructions.

If you do not wish to vote electronically or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy on the internet, vote by proxy over the telephone or vote by proxy using a proxy card that you may request. The procedures for voting by proxy are as follows:

•
To vote by proxy on the internet, go to “www.voteproxy.com” and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

•
To vote by proxy over the telephone, dial 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries using a touch-tone telephone and follow the recorded instructions. Have your proxy card available when you call.
•
To vote by proxy using a proxy card, complete, sign and date the proxy card that may be delivered to you upon request and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on May 20, 2024 to be counted.

We provide internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet and telephone access, such as usage charges from internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from us. To ensure that your vote is counted, follow the voting instructions in the notice. To vote electronically at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent in whose name the shares are registered. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.

How many votes do I have?

On each matter to be voted upon, holders of common stock will have one vote for each share of common stock they owned as of the close of business on the Record Date for the Annual Meeting.

Will my vote be kept confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Who is paying for this proxy solicitation?

We will bear the cost of soliciting proxies for the Annual Meeting. We will ask banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing so. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. We may also decide to engage an outside proxy solicitor to assist us in these efforts. No additional compensation will be paid to directors, officers or other regular employees for such services.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

•
You may submit another properly completed and executed proxy card with a later date;

•
You may submit a new proxy through the internet by going to “www.voteproxy.com” and following the instructions set forth on the internet site or scan the QR code with your smartphone, or by telephone by dialing 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries using a touchtone telephone and following the recorded instructions. Have your proxy card available when you access the web page or call (your latest internet or telephone instructions submitted prior to the deadline will be followed);
•
You may send a written notice that you are revoking your proxy to our Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121; or
•
You may attend the virtual Annual Meeting and vote electronically. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should follow the voting instructions from that organization, or contact that organization to determine how you may revoke your proxy.

Votes will be counted by the inspector of election appointed for the virtual Annual Meeting.

How are my shares voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

•
“For” the election of each of the Class III director nominees;
•
“For” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
•
“For” the approval of the compensation of the named executive officers as disclosed in this proxy statement;
•
“For” the approval of our 2024 Equity Incentive Plan; and
•
“For” the approval of our 2024 Employee Stock Purchase Plan.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion and regarding broker non-votes.

What is a broker non-vote?

Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). Only the ratification of our independent registered public accounting firm is considered a discretionary matter at the Annual Meeting under these rules. A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote”.

What are the voting requirements that apply to the proposals discussed in this proxy statement?

Proposals	Vote Required	Discretionary Voting Allowed?
1. Election of Directors	Plurality	No
2. Ratification of Independent Registered Public Accounting Firm	Majority Cast	Yes
3. Advisory Vote to Approve the Compensation of our Named Executive Officers	Majority Cast	No
4. Vote to Approve the 2024 Equity Incentive Plan	Majority Cast	No
5. Vote to Approve the 2024 Employee Stock Purchase Plan	Majority Cast	No

A “plurality”, with regard to the election of directors, means the nominee receiving the most “For” votes will be elected to our Board. A “majority cast”, with regard to the ratification of our independent registered public accounting firm and the advisory vote to approve the compensation of our named executive officers, means the number of votes cast “For” the proposal must exceed the number of votes cast “Against” the proposal.

“Discretionary voting” occurs when a bank, broker, or other holder of record does not receive voting instructions from the beneficial owner and votes those shares at its discretion on any proposal as to which the rules permit such bank, broker or other holder of record to vote. As noted above, when banks, brokers and other holders of record are not permitted under the rules to vote the beneficial owner’s shares, the affected shares are referred to as “broker non-votes”.

Accordingly:

•
For the election of the director nominees, Proposal No. 1, the nominees receiving the most “For” votes (from the holders of shares present virtually or represented by proxy and entitled to vote on the election of the director nominees) will be elected. Only votes “For” or “Withheld” will affect the outcome.
•
To be approved, Proposal No. 2, ratification of the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.
•
To be approved, Proposal No. 3, the advisory vote to approve the compensation of our named executive officers, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.
•
To be approved, Proposal No. 4, the vote to approve our 2024 Equity Incentive Plan, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.
•
To be approved, Proposal No. 5, the vote to approve our 2024 Employee Stock Purchase Plan, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.

The votes on Proposal No. 3 are advisory and non-binding; however, as provided by law, our Board and the Compensation Committee of our Board (the “Compensation Committee”) will review the results of the votes and, consistent with our record of stockholder engagement, will consider the results in making future decisions concerning executive compensation to approve the compensation of our named executive officers.

What is the effect of abstentions and broker non-votes?

Abstentions: Under Delaware law (under which we are incorporated), withheld votes and abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Our amended and restated bylaws (our “Bylaws”) generally provide that stockholder actions are approved if the votes cast for an action exceed the votes cast opposing the action. Therefore, withheld votes and abstentions will have no effect on Proposal No. 1 (Election of Directors), Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm), Proposal No. 3 (Advisory Vote to Approve the Compensation of Our Named Executive Officers), Proposal No. 4 (Approval of 2024 Equity Incentive Plan) or Proposal No. 5 (Approval of Employee Stock Purchase Plan).

Broker Non-Votes: As a result of a change in the rules related to discretionary voting and broker non-votes, banks, brokers and other such record holders are no longer permitted to vote the uninstructed shares of their customers on a discretionary basis in the election of directors or on named executive officer compensation matters. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1 (Election of Directors), Proposal No. 3 (Advisory Vote to Approve the Compensation of Our Named Executive Officers), Proposal No. 4 (Vote to Approve the 2024 Equity Incentive Plan), or Proposal No. 5 (Vote to Approve the 2024 Employee Stock Purchase Plan). As a result, if you hold your shares in street name and you do not instruct your bank, broker or other such holder how to vote your shares with respect to Proposals No. 1, 3, 4 or 5, no votes will be cast on your behalf on such proposal. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted. The proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 should be considered a discretionary matter. Therefore, your bank, broker or other such holder will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of at least a majority of our outstanding shares of common stock are present virtually at the Annual Meeting or represented by proxy. At the close of business on the Record Date, there were 110,217,994 shares of common stock outstanding. Thus, a total of 110,217,994 shares are entitled to vote at the Annual Meeting and the holders of 55,108,998 shares of common stock representing at least 55,108,998 votes must be represented at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum requirement only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.

Who will count the votes?

The votes will be counted, tabulated and certified by EQ, the transfer agent and registrar for our common stock.

Do our officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?

Dr. Lian and Dr. Macartney each have an interest in Proposal No. 1 (Election of Directors), as each nominee is currently a member of our Board. Members of our Board and our executive officers do not have any interest in Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm). Dr. Lian, our President and Chief Executive Officer, Ms. Mancini, our Chief Operating Officer and Mr. Zante, our Chief Financial Officer, each have an interest in Proposal No. 3 (Approval of the Compensation of the Named Executive Officers), as his or her compensation is subject to this vote. Each of our executive officers and directors has an interest in Proposal No. 4

(Approval of our 2024 Equity Incentive Plan), as all of our executive officers and directors will be eligible to receive awards under this plan. Each of our executive officers has an interest in Proposal No. 5 (Approval of our 2024 Employee Stock Purchase Plan), as all of our executive officers are eligible to participate in this plan.

How can I find out the results of the voting at the Annual Meeting?

Voting results are expected to be announced at the Annual Meeting and will also be disclosed in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the SEC within four business days of the date of the Annual Meeting. In the event the results disclosed in our Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.

Why did I receive a Notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we provide stockholders access to our proxy materials via the internet. On or about April 5, 2024, we are sending a Notice to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice. Stockholders may request to receive a full set of printed proxy materials by mail. Instructions on how to access the proxy materials on the internet or request a printed copy may be found in the Notice.

When are stockholder proposals due for next year’s annual meeting of stockholders?

Stockholders may submit proposals on matters appropriate for stockholder action at the 2025 annual meeting of our stockholders (“2025 Annual Meeting of Stockholders”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in proxy materials for our 2025 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than December 6, 2024 to our Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121. If you wish to submit a proposal that is not to be included in the proxy materials for our 2025 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address no earlier than January 21, 2015, but no later than February 20, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, May 21, 2025, to be considered for inclusion in proxy materials for our 2025 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to our Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121 a reasonable time before we begin to print and send our proxy materials for the 2025 Annual Meeting of Stockholders. If the date of the 2025 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, May 21, 2024 and you wish to submit a proposal that is not to be included in the proxy materials for our 2025 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address not earlier than the close of business on the 120th day prior to the date of the 2025 Annual Meeting of Stockholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2025 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2025 Annual Meeting of Stockholders. Please review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals. You may view our Bylaws by visiting the SEC’s internet website at www.sec.gov.

For information regarding nominations for director candidates, including a summary of the requirements and applicable deadlines for such nominations, please see “Corporate Governance and Board Matters-Consideration of Director Nominees-Security Holder Nominations” beginning on page 21 of this proxy statement.

EXECUTIVE OFFICERS

Our executive officers are elected by, and serve at the discretion of, our Board. Our executive officers, their ages as of April 5, 2024, and their respective positions and biographies are listed below:

Name	Age	Position(s)
Brian Lian, Ph.D.	58	President and Chief Executive Officer, Director
Marianne Mancini	59	Chief Operating Officer
Greg Zante	53	Chief Financial Officer

Brian Lian, Ph.D. has served as our President and Chief Executive Officer and as a Director since our inception in September 2012. Dr. Lian has over 15 years of experience in the biotechnology and financial services industries. Prior to joining us, he was a Managing Director and Senior Research Analyst at SunTrust Robinson Humphrey, an investment bank, from 2012 to 2013. At SunTrust Robinson Humphrey, he was responsible for coverage of small and mid-cap biotechnology companies with an emphasis on companies in the diabetes, oncology, infectious disease and neurology spaces. Prior to SunTrust Robinson Humphrey, he was Managing Director and Senior Research Analyst at Global Hunter Securities, an investment bank, from 2011 to 2012. Prior to Global Hunter Securities, he was Senior Healthcare Analyst at The Agave Group, LLC, a registered investment advisor, from 2008 to 2011. Prior to The Agave Group, he was an Executive Director and Senior Biotechnology Analyst at CIBC World Markets, an investment bank, from 2006 to 2008. Prior to CIBC, he was a research scientist in small molecule drug discovery at Amgen, a biotechnology company. Prior to Amgen, he was a research scientist at Microcide Pharmaceuticals, a biotechnology company. Dr. Lian has served as a member of the board of directors of Seelos Therapeutics, Inc. since January 2019. Dr. Lian holds a MBA in accounting and finance from Indiana University, an MS and Ph.D. in organic chemistry from The University of Michigan, and a BA in chemistry from Whitman College. We believe that Dr. Lian’s experience in the biotechnology industry, as well as his extensive investment banking and other experience in the financial services industry, provide him with the qualifications and skills to serve as a member of our Board and bring relevant strategic and operational guidance to our Board.

Marianne Mancini has served as our Chief Operating Officer since January 2021. Prior to Ms. Mancini’s appointment as our Chief Operating Officer, Ms. Mancini served as our Senior Vice President of Clinical Operations from March 2018 to January 2021, and as our Vice President of Clinical Operations from May 2015 to March 2018. Ms. Mancini has over 30 years of experience in the pharmaceutical and biotechnology industries, focusing on the management and oversight of clinical trials from early stage to late-stage drug development. Prior to joining us, Ms. Mancini was Senior Director of Clinical Operations at Ambit Biosciences Corporation, a company focused primarily on the development of oncology therapies for the treatment of Acute Myeloid Leukemia (AML), from August 2013 to May 2015. Previously, Ms. Mancini was the Senior Director of Clinical Operations at Aires Pharmaceuticals, Inc., a company focused on developing therapies for pulmonary vascular disorders, from March 2011 to October 2012. At Arena Pharmaceuticals, Inc., she served as Senior Director of Project Management and Clinical Operations and was also the Project Team Leader for the company’s lead obesity compound, BELVIQ®, from November 2006 to March 2011. Ms. Mancini held management positions at Baxter BioSciences, a division of Baxter Healthcare Corporation, where she was the Global Director of Clinical Operations overseeing the company’s global clinical trials involving coagulation disorders, biosurgery, and critical care, from January 1999 to August 2006. She also previously held positions at Genentech from September 1996 to January 1999, Procter & Gamble Pharmaceuticals, Inc. from August 1991 to August 1996, and Phoenix International Life Sciences from April 1990 to July 1991. Ms. Mancini holds a MA in Bioethics from Loyola Marymount University, a MBA from the University of Phoenix, and a BS in Nutritional Sciences from McGill University.

Greg Zante has served as our Chief Financial Officer since January 2021. Prior to Mr. Zante’s appointment as our Chief Financial Officer, Mr. Zante served as our Senior Vice President of Finance from August 2019 to January 2021, and as our Vice President, Finance & Operations from December 2016 to July 2019. Mr. Zante possesses nearly 25 years of financial management experience at public and private companies in the biotechnology and accounting industries. Prior to joining us, Mr. Zante was Chief Financial Officer at Dance Biopharm, Inc., a diabetes-focused biopharmaceutical company, from 2013 to 2016, where he managed the company’s private financing strategy and positioned it for initial public offering activities. Mr. Zante has also previously held senior positions at several biopharmaceutical companies, including Sangamo Therapeutics, Inc. from 2003 to 2013, Calyx Therapeutics Inc. from 2001 to 2003 and Matrix Pharmaceuticals, Inc. from 2000 to 2001. He is a certified public accountant in the State of California and previously served as a senior staff accountant at Ernst & Young. He holds a BA in Business-Economics from the University of California, Los Angeles.

There are no family relationships between or among any of our executive officers or our directors.

BOARD OF DIRECTORS

Our business and affairs are managed under the direction of our Board, which currently consists of six members. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management.

In accordance with our Charter and our Bylaws, our Board is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

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our class III directors are Dr. Lian and Dr. Macartney and their term will expire at the Annual Meeting;
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our class I directors are Mr. Foehr and Mr. Rowland and their term will expire at the annual meeting of stockholders to be held in 2025; and
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our class II directors are Mr. Singleton and Dr. Rouan and their term will expire at the annual meeting of stockholders to be held in 2026.

At each annual meeting of stockholders, the successors to the directors whose term will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. In addition, the authorized number of directors may be changed only by resolution of our Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board may have the effect of delaying or preventing a change of our management or a change in control.

The names of our current directors, their ages as of April 5, 2024, director class and biographies are listed below. There are no family relationships between or among any of our directors.

Name	Age	Director Class	Position(s)
Matthew W. Foehr	51	Class I	Director
Charles A. Rowland, Jr.	65	Class I	Director
J. Matthew Singleton	71	Class II	Director
S. Kathy Rouan, Ph.D.	61	Class II	Director
Lawson Macartney, DVM, Ph.D.	66	Class III	Chairperson of our Board
Brian Lian, Ph.D.(1)	58	Class III	President and Chief Executive Officer, Director

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(1) Please see “Executive Officers” on page 9 of this proxy statement for Dr. Lian’s biography.

Matthew W. Foehr has served as a member of our Board since May 2014. He has also served as the President and Chief Executive Officer and a member of the board of directors of OmniAb, Inc. since March 2022. From February 2015 to November 2022, Mr. Foehr served as President and Chief Operating Officer of Ligand Pharmaceuticals Incorporated (“Ligand”), and previously served as Executive Vice President and Chief Operating Officer of Ligand from April 2011 to February 2015. From February 2015 to May 2020, he served on the board of directors of Ritter Pharmaceuticals, Inc. (now named Qualigen Therapeutics, Inc.) and served on its audit committee and as Chair of its compensation committee. Mr. Foehr has over 25 years of experience in the pharmaceutical industry, having managed global operations, technology development and research and development programs. From March 2010 to April 2011, he was Vice President and Head of Consumer Dermatology R&D, as well as Acting Chief Scientific Officer of Dermatology, in the Stiefel division of GSK. Following GSK’s $3.6 billion acquisition of Stiefel Laboratories, Inc., a pharmaceutical company, in 2009, Mr. Foehr led the R&D integration of Stiefel into GSK. At Stiefel Laboratories, Inc., Mr. Foehr served as Senior Vice President of Global R&D Operations, Senior Vice President of Product Development & Support, and Vice President of Global Supply Chain Technical Services from January 2007 to March 2010. Prior to Stiefel, Mr. Foehr held various executive roles at Connetics Corporation, a pharmaceutical company, including Senior Vice President of Technical Operations and

Vice President of Manufacturing. Early in his career, Mr. Foehr managed manufacturing activities and worked in process sciences at both LXR Biotechnology Inc. and Berlex Biosciences. He received his BS in Biology from Santa Clara University. We believe that Mr. Foehr’s past service in executive management roles for companies in the pharmaceutical industry and related experience provide him with the qualifications and skills to serve as a member of our Board.

Charles A. Rowland, Jr., MBA, has served as a member of our Board since July 2017. He has served as a member of the board of directors and chair of the audit committee of Generation Bio Co. since July 2018 and as a member of the board of directors and chair of the compensation committee of Nabriva Therapeutics, AG since January 2015. He previously served as a member of the board of directors and chair of the audit and compensation committees of Orchard Therapeutics plc from June 2018 to January 2024, when Orchard Therapeutics plc was acquired by Kyowa Kirin Co., Ltd. From March 2015 to June 2022, Mr. Rowland served as a member of the board of directors and chair of the audit committee of Blueprint Medicines Corporation. From April 2016 to February 2017, he served as president and chief executive officer of Aurinia Pharmaceuticals Inc., and as a member of the board of directors of Aurinia from July 2014 to February 2017. Mr. Rowland previously served as vice president and chief financial officer of ViroPharma Incorporated, an international biopharmaceutical company, from October 2008 until it was acquired by Shire plc in January 2014. Prior to joining ViroPharma, from 2006 to 2008, Mr. Rowland served as executive vice president and chief financial officer, as well as the interim co-chief executive officer, for Endo Pharmaceuticals Inc., a specialty pharmaceutical company with a primary focus in pain management. Mr. Rowland previously held positions of increasing responsibility at Biovail Pharmaceuticals, Inc., Breakaway Technologies, Inc., Pharmacia Corporation, Novartis AG and Bristol-Myers Squibb Co., each a biopharmaceutical company. Mr. Rowland’s past board services include Psioxus Therapeutics from August 2017 to October 2019, Vitae Pharmaceuticals, Inc. from September 2014 to September 2016, BIND Therapeutics, Inc. from May 2014 to July 2016 and Idenix Pharmaceuticals, Inc. from June 2013 to August 2014. Rowland received a B.S. in Accounting from Saint Joseph’s University and an M.B.A. with a finance concentration from Rutgers University. We believe that Mr. Rowland’s financial and business expertise in the life sciences industry provide him with the qualifications and skills to serve as a member of our Board.

J. Matthew Singleton has served as a member of our Board since May 2014. In October 2011, Mr. Singleton retired from his position as Executive Vice President and Chief Financial Officer of CitationAir (formerly CitationShares LLC), a privately held jet services company wholly-owned by Textron Inc., a public industrial conglomerate. He had served in this position since 2000. Mr. Singleton has extensive financial, accounting and transactional experience, including through his role as Managing Director, Executive Vice President and Chief Administrative Officer of CIBC World Markets, an investment banking company, for 20 years, from 1974 to 1994, at Arthur Andersen & Co., a public accounting firm, including as Partner-in-Charge of the Metro New York Audit and Business Advisory Practice, and as a Practice Fellow at the Financial Accounting Standards Board, a private organization responsible for establishing financial accounting reporting standards. From 2003 until 2014, Mr. Singleton served as a director of Cubist Pharmaceuticals Inc., and as Audit Committee Chair beginning in 2004. Mr. Singleton previously served as an independent director of Salomon Reinvestment Company Inc., a privately held investment services company. Mr. Singleton received an AB in Economics from Princeton University and his MBA from New York University with a focus in Accounting. We believe that Mr. Singleton’s financial, accounting and business expertise provide him with the qualifications and skills to serve as a member of our Board, and are of particular importance as we continue to finance our operations.

S. Kathy Rouan, Ph.D. has served as a member of our Board since July 2019. Dr. Rouan is an experienced drug developer and leader with over 30 years of pharmaceutical industry experience. She was appointed Senior Vice President and Head of Projects, Clinical Platforms and Sciences (PCPS) at GlaxoSmithKline plc (GSK) in May 2016, following a 27-year career in a range of discovery and development roles. The PCPS organization within GSK encompasses the Global Clinical Operations, Statistics and Programming, Clinical Pharmacology, GCP Quality, Third Party Resourcing and Project Management functions and includes approximately 1,800 staff in 20 countries. Dr. Rouan was the Head of Research & Development for Stiefel, a dermatology focused subsidiary of GSK, from 2013 to 2016. Dr. Rouan joined GSK in 1989 with a background in Pharmaceutical Sciences focusing on formulation development of protein pharmaceuticals. In 1993, she moved into Project Leadership and Management becoming Vice President and Head of Metabolism and Pulmonary Project Management in 1999. Dr. Rouan continued to lead projects in a number of therapeutic areas, including cardiovascular, immunoinflammation and gastroenterology therapy areas. In 2007, she led the development, submission and approval of Arzerra

(ofatumumab) in refractory chronic lymphocytic leukemia in addition to leading its development in other oncology and autoimmune indications. In 2012, Dr. Rouan became Head of Biopharmaceutical Development responsible for the delivery of GSK’s portfolio of biopharmaceutical medicines. Currently, Dr. Rouan is serving as a non-executive Board member at Code Biotherapeutics, Inc. She previously served on the board of directors of Navidea Pharmaceuticals, Inc. from 2018 to 2021. Dr. Rouan earned a Ph.D. in Pharmaceutical Sciences from the University of Rhode Island, while conducting her research at Pfizer’s Immunoinflammation Research group in Groton, Connecticut. She holds a B.Pharm., First Class Honours, from the University of London. We believe that Dr. Rouan’s extensive drug development and leadership experience in the pharmaceutical industry provide her with the qualifications and skills to serve as a member on our Board.

Lawson Macartney, DVM, Ph.D., has served as the Chairperson of our Board since May 2015 and as a member of our Board since May 2014. From January 2017 to June 2017, Dr. Macartney served as Chief Executive Officer of Scout Bio Inc., a gene therapy company developing therapies for companion animals. Dr. Macartney serves on the Board of Dechra PLC, an international animal health pharmaceutical company based in the United Kingdom, and on the Supervisory Board of the Netherlands Translational Research Centre, a preclinical biopharmaceutical company based in The Netherlands. He served as President, Chief Executive Officer and a member of the board of directors of Ambrx Inc., a biopharmaceutical company, from February 2013 to June 2015. Prior to Ambrx, Dr. Macartney served at Shire AG, a specialty biopharmaceutical company, as Senior Vice President of the Emerging Business Unit from 2011 to 2013, where he was responsible for discovery initiatives through Phase 3 development of Shire’s Specialty Pharmaceutical portfolio. Prior to joining Shire AG, he served at GSK, a pharmaceutical company, from 1999 to 2011, serving as Senior Vice President of Global Product Strategy and Project/Portfolio Management from 2007 to 2011, as Senior Vice President, Cardiovascular and Metabolic Medicine Development Center from 2004 to 2007, and as Vice President, Global Head of Cardiovascular, Metabolic and Urology Therapeutic Areas from 1999 to 2004. Prior to joining GSK, Dr. Macartney was employed at Astra Pharmaceuticals from 1998 to 1999 in leadership roles in operations, marketing and sales, and served as Executive Director, Commercial Operations at AstraMerck, Inc., a pharmaceutical company, from 1996 to 1998. Dr. Macartney received his Ph.D. from Glasgow University in Scotland in 1982, where he was a Royal Society Research Fellow, and his B.V.M.S. (equivalent to a D.V.M.) in 1979 from Glasgow University Veterinary School. He is also trained in diagnostic pathology and is a Fellow of the Royal College of Pathologists. We believe that Dr. Macartney’s extensive experience in leadership positions at numerous pharmaceutical companies qualifies him to serve on our Board.

CORPORATE GOVERNANCE AND BOARD MATTERS

This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of the charters of the committees of our Board and our Code of Conduct and Ethics described below may be viewed on our internet website at http://ir.vikingtherapeutics.com/governance-highlights under “Committee Charters” and “Governance Documents”. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only. Alternately, you can request a copy of any of these documents free of charge by writing to our Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121.

Director Independence

Under the rules and listings standards (the “Nasdaq Rules”) of The Nasdaq Stock Market LLC (“Nasdaq”), a majority of the members of our Board must satisfy the Nasdaq criteria for “independence.” No director qualifies as independent under the Nasdaq Rules unless our Board affirmatively determines that the director does not have a relationship with us that would impair independence (directly or as a partner, stockholder or officer of an organization that has a relationship with us). Our Board has determined that Drs. Macartney and Rouan and Messrs. Foehr, Singleton and Rowland are independent directors as defined under the Nasdaq Rules. Dr. Lian is not independent under the Nasdaq Rules as a result of his position as our President and Chief Executive Officer.

Board Leadership Structure

Our Bylaws provide our Board with the discretion to combine or separate the positions of Chairperson of our Board and Chief Executive Officer. Dr. Macartney, who is an independent director, serves as Chairperson of our Board. As a general policy, our Board believes that separation of the positions of Chairperson of our Board and Chief Executive Officer reinforces the independence of our Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. We believe that this separation of responsibilities will provide a balanced approach to managing our Board and overseeing the Company. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Our Board is responsible for overseeing our overall risk management process. The responsibility for managing risk rests with executive management while the committees of our Board and our Board as a whole participate in the oversight process. Our Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls.

Meetings and Executive Sessions

Our Board meets on a regular basis throughout the year to review significant developments affecting us and to act upon matters requiring its approval. Our Board also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During fiscal year 2023, (i) our Board met four times and did not take any action by unanimous written consent, (ii) our audit committee of the Board (the “Audit Committee”) met four times and did not take any actions by unanimous written consent, (iii) our Compensation Committee met twice and took action by unanimous written consent once, and (iv) our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) did not meet separately and did not take any actions by unanimous written consent. None of our directors attended fewer than 75% of the total number of meetings held by our Board and the committees (on which and for the period during which the director served) during fiscal year 2023.

As required under applicable Nasdaq listing standards, our independent directors periodically meet in an executive session at which only they are present.

Policy Regarding Board Member Attendance at Annual Meetings

It is the policy of our Board to invite directors and nominees for director to attend annual meetings of our stockholders. We expect any of them in attendance to be available to answer appropriate questions from our stockholders. We held one annual meeting of stockholders in fiscal year 2023, and Dr. Lian, Dr. Macartney, Mr. Foehr, Mr. Singleton and Dr. Rouan attended the meeting.

Information Regarding Committees of our Board

Our Board has established a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table provides membership information as of the date hereof and meetings held in 2023 for each of these committees of our Board:

Name	Audit	Compensation	Nominating and Corporate Governance
J. Matthew Singleton	X*	X
S. Kathy Rouan, Ph.D.			X*
Lawson Macartney, DVM, Ph.D.	X	X	X
Brian Lian, Ph.D.
Matthew W. Foehr
Charles A. Rowland, Jr.	X	X*
Total meetings in 2023	4	2	0

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X Current Committee Member.

* Current Committee Chairperson.

Below is a description of each primary committee of our Board. Members serve on these committees until their resignation, disqualification or removal or until otherwise determined by our Board. Each of these committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. Our Board has determined that each member of each of these committees meets the applicable Nasdaq Rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of Messrs. Singleton and Rowland and Dr. Macartney, with Mr. Singleton serving as Chairperson of the committee. Each member of the Audit Committee must be independent as defined under the applicable Nasdaq Rules and SEC rules and financially literate under the Nasdaq Rules. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” under the Nasdaq Rules and the SEC rules and that Mr. Singleton is an “audit committee financial expert” under the rules of the SEC. The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our corporate accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements, and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include:

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appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;
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determining the engagement of our independent registered public accounting firm;

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prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles, and such independent registered public accounting firm or their affiliates;
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determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;
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monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;
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reviewing with management and the independent registered public accounting firm any fraud that includes management or employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;
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establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or other auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
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monitoring compliance with our Code of Business Conduct and Ethics (the “Code”) and investigating any alleged breach or violation of the Code;
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providing oversight regarding the Company’s policies with respect to risk assessment and risk management, including enterprise risk, risks pertaining to financial, accounting and tax matters and privacy, cybersecurity, competition, legislative and regulatory developments, technology and facilities obsolescence, business continuity and natural and man-made disasters;
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providing oversight regarding programs, policies and procedures related to its information technology systems, information security risk management and information technology risk exposures, including information asset security and, data protection, data privacy, cybersecurity and back-up of information systems, and the steps taken to monitor, mitigate and control such exposures and our plans to mitigate cybersecurity risks and to respond to data breaches;
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reviewing management’s efforts to monitor compliance with our policies designed to ensure compliance with laws and rules; and
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reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

The Audit Committee reviews, discusses and assesses its own performance and composition at least annually. The Audit Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Typically, the Audit Committee meets at least quarterly and with greater frequency if necessary. Our Board has adopted a written charter of the Audit Committee that is available to stockholders on our internet website at http://ir.vikingtherapeutics.com/governance-highlights under “Committee Charters”.

Compensation Committee

Our Compensation Committee is comprised of Messrs. Rowland and Singleton and Dr. Macartney, with Mr. Rowland serving as Chairperson of the committee. Our Board has determined that each member of the Compensation Committee is “independent” under the Nasdaq Rules and SEC rules. Each of the members of the Compensation Committee is also a “non-employee director” as that term is defined under Rule 16b-3 of the Exchange Act and an “outside director” as that term is defined in Treasury Regulations Section 1.162-27(3). The Compensation Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing our compensation policies, plans and programs; and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the Compensation Committee include:

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reviewing, modifying and approving (or, if the Compensation Committee deems appropriate, making recommendations to our Board regarding) our overall compensation strategies and policies, and reviewing and approving corporate performance goals and objectives relevant to the compensation of our executive officers and senior management;
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determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the Chief Executive Officer’s compensation;
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determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and senior management;
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evaluating and approving (or, if the Compensation Committee deems appropriate, making recommendations to our Board regarding) corporate performance goals and objectives relevant to the compensation of our executive officers and senior management;
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reviewing and approving (or, if the Compensation Committee deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and senior management;
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conducting periodic reviews of the base compensation levels of all of our employees generally;
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reviewing human capital management strategies, programs and policies, including, those relating to our workplace environment and culture;
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reviewing and administering the “clawback policy” or similar policy or agreement between us and our executive officers, subject to applicable rules and regulations of the SEC and Nasdaq;
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reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;
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reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans;
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reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, and reviewing and discussing the relationship between our risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk, at least annually;
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reviewing and recommending to our Board for approval the frequency with which we conduct a vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the vote on executive compensation, and reviewing and approving the proposals regarding the frequency of the vote on executive compensation to be included in our annual meeting proxy statements; and
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once we are no longer a smaller reporting company or are otherwise required to prepare and provide a Compensation Discussion and Analysis in our public filings, reviewing and discussing with management our Compensation Discussion and Analysis, and recommending to our Board that the Compensation Discussion and Analysis be approved for inclusion in our annual reports on Form 10-K, registration statements and our annual meeting proxy statements.

Our Board has adopted a written charter of the Compensation Committee that is available to stockholders on our internet website at http://ir.vikingtherapeutics.com/governance-highlights under “Committee Charters”. The Compensation Committee meets from time to time during the year. The agenda for each meeting is usually developed by the Chairperson of the Compensation Committee, in consultation with our Chief Executive Officer and other representatives of senior management and human resources as necessary. The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee reviews, discusses and assesses its own performance and composition at least annually. The Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

The Compensation Committee is authorized to retain the services of independent advisers to assist it in carrying out its responsibilities. Since June 2015, Aon, plc (“Aon”) has provided compensation consulting services to assist management and the Compensation Committee in assessing and determining competitive compensation packages. Aon is independent from us, was engaged directly by the Compensation Committee and has received compensation from us only for services provided to the Compensation Committee.

The Compensation Committee meets outside the presence of all of our executive officers, including the named executive officers, in order to consider appropriate compensation for our Chief Executive Officer. For all other named executive officers, the Compensation Committee meets outside the presence of all executive officers except for our Chief Executive Officer. The annual performance of our executive officers is considered by the Compensation Committee when making decisions on setting base salary, targets for and payments under our bonus plan and grants of equity incentive awards. When making decisions on executive officers, the Compensation Committee considers the importance of the position to us, the past salary history of such executive officer and the contributions we expect such executive officer to make to the success of our business going forward.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal year 2023 are described in greater detail in the “Executive Compensation” section of this proxy statement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Dr. Rouan and Dr. Macartney, with Dr. Rouan serving as Chairperson of the committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the Nasdaq Rules and all applicable laws. The responsibilities of the Nominating and Corporate Governance Committee are included in its written charter. The Nominating and Corporate Governance Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the Nominating and Corporate Governance Committee include:

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making recommendations to our Board regarding corporate governance issues;
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identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);
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determining the minimum qualifications for service on our Board;
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reviewing and evaluating incumbent directors and evaluating the composition, size, organization and governance of our Board and its committees;
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instituting and overseeing director orientation and director continuing education programs;
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serving as a focal point for communication between candidates, non-committee members and our management;
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recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;
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making other recommendations to our Board regarding matters relating to the directors;
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overseeing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to our business, and overseeing environmental, social and governance (“ESG”) programs and strategies;
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reviewing succession plans for our Chief Executive Officer and our other executive officers; and
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considering any recommendations for nominees and proposals submitted by stockholders.

Our Board has adopted a written charter of the Nominating and Corporate Governance Committee that is available to stockholders on our internet website at http://ir.vikingtherapeutics.com/governance-highlightsunder “Committee Charters”. The Nominating and Corporate Governance Committee meets from time to time as it deems appropriate or necessary.

The Nominating and Corporate Governance Committee also periodically reviews, discusses and assesses the performance of our Board and the committees of our Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee seeks input from senior management, our Board and others. In assessing our Board, the Nominating and Corporate Governance Committee evaluates the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders. The Nominating and Corporate Governance Committee reviews, discusses and assesses its own performance and composition at least annually. The Nominating and Corporate Governance Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Consideration of Director Nominees

Director Qualifications

There are no specific minimum qualifications that our Board requires to be met by a director nominee recommended for a position on our Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Corporate Governance Committee may consider a potential director candidate’s integrity, experience, judgment, commitment, skills, diversity, age, gender, race, background, place of residence, areas of expertise, experience serving as a board member or executive officer of other companies, relevant academic expertise and other factors relative to the overall composition of our Board and Board committees, including the following characteristics and factors:

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the highest ethical standards and integrity and a strong personal reputation;
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a background that provides experience and achievement in business, finance, biotechnology or other activities relevant to our business and activities;
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a sound understanding of business strategy, corporate governance and the operations and role of our Board;
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a willingness to act on and be accountable for our Board and, as applicable, committee decisions;
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a willingness to act in the best interests of our company and our stockholders;
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a willingness to assist and support our management;
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an ability to provide reasoned, informed and thoughtful counsel to management on a range of issues affecting us and our stockholders;
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an ability to work effectively and collegially with other individuals;
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loyalty and commitment to driving our success and creating long-term value for our stockholders;
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no material personal, financial, professional or familial interest in any of our present or potential competitors;
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sufficient time to devote to our Board and, as applicable, committee membership and matters; and
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the independence requirements imposed by the SEC and Nasdaq.

The Nominating and Corporate Governance Committee retains the right to modify these criteria from time to time.

Security Holder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by our security holders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether a candidate is recommended by a security holder or not. Security holders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to our Board at the 2025 Annual Meeting of Stockholders must do so by delivering a written recommendation to the Nominating and Corporate Governance Committee, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121, no earlier than the close of business on January 21, 2025, but no later than February 20, 2025 unless the meeting date is more than 30 days before or after May 21, 2025, in which case the written recommendation must be received by our Corporate Secretary no later than the close of business not earlier than the close of business on the 120th day prior to the date of the 2025 Annual Meeting of Stockholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2025 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2025 Annual Meeting of Stockholders. Each written recommendation must set forth, among other information:

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the name and address of the security holder and any beneficial owner on whose behalf the nomination is being made (the “Recommending Securityholder”);
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the class, series and number of shares of our capital stock that are, directly or indirectly, owned beneficially and of record by the Recommending Securityholder made as of the date of the written recommendation, and the time period for which such shares have been held;
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a statement from the Recommending Securityholder as to whether such Recommending Securityholder has a good faith intention to continue to hold the reported shares through the date of our next annual meeting of stockholders;
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the proposed director candidate’s full legal name, age, business address and residential address;
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a description of the proposed director candidate’s principal occupation or employment and business experience for at least the previous five years;
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complete biographical information for the proposed director candidate;
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a description of the proposed director candidate’s qualifications as a director;
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the class, series and number of shares of our capital stock which are, directly or indirectly, owned of record and beneficially by the proposed director candidate, and the date or dates on which such shares were acquired and the investment intent of such acquisition;
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a description of all relationships between the Recommending Securityholder and the proposed director candidate, and of all arrangements or understandings between such Recommending Securityholder and the proposed director candidate;
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any other information relating to the proposed director candidate that is required to be disclosed in solicitations for proxies for election of directors in an election contest or that is otherwise required pursuant to Regulation 14A promulgated under the Exchange Act;
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a statement from the Recommending Securityholder supporting such Recommending Securityholder’s view that the proposed director nominee possesses the minimum qualifications prescribed by us for nominees, and briefly describing the contributions that the proposed director nominee would be expected to make to our Board and to the governance of the Company; and

•
a statement from the Recommending Securityholder whether, in the view of such Recommending Securityholder, the nominee, if elected, would represent all of our stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of the Company.

Director candidate nominations from security holders must include the written consent of each proposed nominee (1) consenting to be named as a nominee for election to our Board, (2) consenting to serve as a director, if elected, and (3) consenting to be interviewed by the Nominating and Corporate Governance Committee, if the Nominating and Corporate Governance Committee chooses to do so in its discretion. If a proposed director candidate is recommended by a security holder in accordance with the procedural requirements discussed above, our Corporate Secretary will provide the foregoing information to the Nominating and Corporate Governance Committee.

In addition, pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”), the SEC’s universal proxy rule, notices of a solicitation of proxies in support of director nominees other than our own nominees must be postmarked or electronically submitted no later than March 22, 2025, and each nomination must comply with the SEC regulations under Rule 14a-19, which requires, among other things, that such notice include a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If, however, the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or after May 21, 2025, then the Rule 14a-19 deadline shall be the later of 60 calendar days prior to the date of the 2025 Annual Meeting of Stockholders or the 10th calendar day following the day on which we first make a public announcement of the date of the 2025 Annual Meeting of Stockholders. A nomination that does not comply with the requirements set forth in the Charter and Bylaws will not be considered for presentation at the Annual Meeting. We intend to file a proxy statement and white proxy card with the SEC in connection with our solicitation of proxies for our 2025 Annual Meeting of Stockholders.

Evaluating Nominees for Director

Our Nominating and Corporate Governance Committee will consider director candidates who are suggested by members of the committee, other members of our Board, members of management, advisors and our security holders who submit recommendations in accordance with the requirements set forth above. The Nominating and Corporate Governance Committee may, in the future, also retain a third-party search firm to identify candidates on terms and conditions acceptable to the Nominating and Corporate Governance Committee, but to date it has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Nominating and Corporate Governance Committee will evaluate all nominees for director under the same approach whether they are recommended by security holders or other sources.

The Nominating and Corporate Governance Committee will review candidates for director nominees in the context of the current composition of our Board and committees, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee may consider the director nominee’s qualifications, diversity, age, skills and such other factors as it deems appropriate given the current needs of our Board, the committees and our company, to maintain a balance of knowledge, experience, diversity and capability. In the case of an incumbent director whose term of office is set to expire, the Nominating and Corporate Governance Committee may review such director’s overall service to our Board, the committees and our company during his or her term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such director’s independence. In the case of new director candidates, the Nominating and Corporate Governance Committee will also determine whether the nominee must be independent for Nasdaq and SEC purposes, which determination will be based upon applicable Nasdaq listing standards and applicable SEC rules and regulations. Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the Nominating and Corporate Governance Committee will focus on whether the nominees can contribute varied perspectives, skills, experiences and expertise to our Board. The Nominating and Corporate Governance Committee will evaluate the proposed director’s candidacy, including proposed candidates recommended by security holders, and recommend whether our Board should nominate the proposed director candidate for election by our stockholders.

Board Diversity Matrix

The table below provides an enhanced disclosure regarding the diversity of the current members and nominees of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 5, 2024)
Board Size:
Total Number of Directors	6
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors based on gender identity	4	1	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	4	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did not Disclose Demographic Background				1

Security holder Communications with our Board

Our Board has adopted a formal process by which security holders may communicate with our Board or any of its directors. Our Security holders wishing to communicate with our Board or an individual director may send a written communication to our Board or such director, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121, Attn.: Corporate Secretary. Each communication must set forth:

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the name and address of the security holder(s) on whose behalf the communication is sent; and
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the class, series and number of our shares that are owned beneficially by the security holder(s) as of the date of the communication.

Each communication will be reviewed by our Corporate Secretary to determine whether it is appropriate for presentation to our Board or the individual director. Examples of inappropriate communications include junk mail, spam, mass mailings, product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. These screening procedures have been approved by a majority of the independent members of our Board.

Communications determined by our Corporate Secretary to be appropriate for presentation to our Board or such director will be submitted to our Board or the individual director on a periodic basis. All communications directed to the Audit Committee in accordance with our “Open Door” Reporting and Non-Retaliation Policy Regarding Accounting and Auditing Matters (the “Open Door Policy”) that relate to questionable accounting, internal accounting controls or auditing matters involving the Company generally will be forwarded to a compliance officer designated by the Audit Committee to receive and review these communications and to the Chairperson of the Audit Committee, in accordance with the terms of the Open Door Policy. All communications directed to the Nominating and Corporate Governance Committee in accordance with our Code of Conduct and Ethics that relate to non-financial matters (including without limitation purported or suspected violations of any law or regulation, our Code of Conduct and Ethics or other policies) will generally be forwarded to a compliance officer designated by the Nominating and Corporate Governance Committee to receive and review these communications and then promptly and directly forwarded by a compliance officer to the Nominating and Corporate Governance Committee or our Board, as appropriate, in accordance with the terms of the Code of Conduct and Ethics.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other employees. We have posted the Code of Conduct and Ethics on our website at http://ir.vikingtherapeutics.com/governance-highlights under “Governance Documents”. The Code of Conduct and Ethics can only be amended by the approval of the Audit Committee and any waiver to the Code of Conduct and Ethics for an executive officer or director may only be granted by our Audit Committee and must be timely disclosed as required by applicable law. We expect that any amendments to the Code of Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website.

Hedging and Pledging Policies

As part of our insider trading policy, our executives and directors are prohibited from engaging in short sales of our securities and from engaging in hedging and monetization transactions involving our securities. Our insider trading policy does not restrict pledges of securities, but requires that pledges of securities be pre-cleared by an insider trading compliance officer.

Clawback Policy

Effective October 1, 2023, our Board adopted a restated compensation recovery (“clawback”) policy pursuant to the listing standards approved by Nasdaq implementing Rule 10D-1 under the Exchange Act. The clawback policy is administered by our Compensation Committee and applies to our current and former executive officers as defined in Rule 10D-1 (each an “Affected Officer”). Under the clawback policy, if we are required to prepare an accounting restatement to correct our material noncompliance with any financial reporting requirement under securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (collectively, a “Restatement”), we are obligated to recover erroneously awarded incentive-based compensation received from us by any Affected Officers. Incentive-based compensation includes any compensation that is granted, earned or vested based in whole or in part on the attainment of a financial reporting measure. Erroneously awarded incentive-based compensation is the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on an applicable Restatement.

EXECUTIVE COMPENSATION

How We Pay for Performance

Our executive officer compensation program is designed to reward achievement of the specific strategic goals that we believe will advance our business strategy and create long-term value for our stockholders. Consistent with our goal of attracting, motivating and retaining a high-caliber executive team, our executive officer compensation program is designed to pay for performance. We utilize compensation elements that meaningfully align our executives’ interests with those of our stockholders to incentivize long-term value creation. The Compensation Committee uses its discretion in determining the appropriate mix of fixed and variable compensation for each executive. As such, a significant portion of our Chief Executive Officer’s and other executive officers’ compensation is at-risk, performance-based compensation, in the form of long-term equity awards, and annual cash incentives that are only earned if we achieve multiple corporate goals. The balance between these components may change from year to year based on corporate strategy, company performance, market forces and company objectives, among other considerations.

Compensation Philosophy and Determination Process

In order to create value for our stockholders, it is critical to attract, motivate and retain key executive officer talent by providing competitive compensation packages. The market for talented individuals in the life sciences industry is highly competitive and is becoming more challenging for employers. Our Board believes our compensation program should align executive interests with the drivers of growth and stockholder returns, and support achievement of our key business mission, goals and objectives. Consequently, our Board believes the substantial majority of executive compensation should be at-risk, performance-based pay to facilitate the successful execution of our business strategy.

Use of Independent Compensation Consultant

The Compensation Committee utilizes Aon as its independent outside compensation consultant to assist with setting executive compensation. The Compensation Committee has sole authority to retain or replace such independent compensation consultants. The Compensation Committee believes that working with an independent compensation consultant furthers our objectives to recruit and retain qualified executives, align executive interests with those of our stockholders and ensure that executive compensation packages will appropriately motivate and reward ongoing achievement of business goals.

Aon provided the following services to the Compensation Committee with respect to our 2023 compensation matters:

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Reviewed and advised on adjustments to our peer group;
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Conducted an extensive executive compensation assessment; and
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Provided key insights on executive and director compensation based on relevant market data.

The Compensation Committee annually assesses whether the work of Aon as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services, if any, to the Company by Aon; (ii) the amount of fees we paid to Aon; (iii) Aon’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Aon or the individual compensation advisors employed by the firm with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any shares of our common stock owned by Aon or the individual compensation advisors employed by the firm. The Compensation Committee has determined, based on its analysis of the above factors, that the work of Aon and the individual compensation advisors employed by Aon as our compensation consultants have not created any conflict of interest.

The Compensation Committee also annually evaluates Aon’s independence and performance under the applicable listing standards of Nasdaq. In 2023, Aon did not provide any other services to us other than the consulting services to the Compensation Committee with respect to compensation matters.

Named Executive Officers

Our named executive officers for the year ended December 31, 2023 are:

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Brian Lian, Ph.D., our Chief Executive Officer;
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Marianne Mancini, our Chief Operating Officer; and
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Greg Zante, our Chief Financial Officer.

Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid to our named executive officers for the fiscal years ended December 31, 2023 and 2022:

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation(l) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation ($)	Total ($)
Brian Lian, Ph.D.	2023	615,000	372,100	7,937,803	3,703,158	—	12,628,061
Chief Executive Officer	2022	611,800	353,315	3,041,865	1,404,311	—	5,411,291
Marianne Mancini	2023	465,000	205,000	1,581,883	1,259,074	—	3,510,957
Chief Operating Officer	2022	446,000	187,300	792,185	626,539	—	2,052,044
Greg Zante	2023	455,000	200,000	1,581,883	1,259,074	—	3,495,957
Chief Financial Officer	2022	425,000	178,500	675,065	432,096	—	1,710,661

____________

(1) The amounts in this column relate to amounts earned by our named executive officers pursuant to our bonus program described below under “2023 Bonuses”.

(2) These amounts represent the aggregate grant date fair value of restricted stock unit (“RSU”) and performance restricted stock unit (“PRSU”) awards granted to each named executive officer. These amounts do not represent the actual amounts paid to or realized by the named executive officers. The value as of the grant date for the RSU awards and the PRSU awards is calculated based on the number of shares granted and the grant date market price. For PRSU awards, amounts reflect the target number of shares subject to the PRSU award, assuming all performance goals and other requirements are met. The shares subject to each of these PRSU awards granted to our named executive officers in 2022 and 2023 will vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to the applicable PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to the applicable PRSU vesting upon the achievement of all four milestones over a four-year period. Any shares subject to these PRSU awards that are unvested as of the four-year anniversary of the grant date will be forfeited and cancelled.

(3) These amounts represent the aggregate grant date fair value of option awards granted to each named executive officer, computed in accordance with authoritative accounting guidance. These amounts do not represent the actual amounts paid to or realized by the named executive officers. The value as of the grant date for stock options is recognized over the number of days of service required for the stock option to vest in full. As stock-based compensation expense recognized is based on options ultimately expected to vest, the fair value of each employee option grant during the year ended December 31, 2023 was estimated on the date of grant using the Black-Scholes option pricing model. For a detailed description of the assumptions used for purposes of determining grant date fair value, see Note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 7, 2024.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Employment Agreement - President and Chief Executive Officer

We entered into an employment agreement with Brian Lian, Ph.D., as our President and Chief Executive Officer (the “Lian Employment Agreement”), which became effective on June 2, 2014. The Lian Employment Agreement provides that it is subject to automatic renewals for additional one-year periods following June 2, 2015, unless either party gives the other written notice of its or his election to not renew (a “Lian Non-Renewal Notice”). Pursuant to the Lian Employment Agreement, we agreed to nominate Dr. Lian, and to continue to nominate him, to serve as a member of our Board, and Dr. Lian agreed to continue to serve as a member of our Board for as long as he is elected by our stockholders, until his employment with us is terminated. The Lian Employment Agreement provides that Dr. Lian’s base salary is subject to annual review by our Board or Compensation Committee and, if appropriate, shall increase (but not decrease except in certain limited circumstances). Additionally, the Lian Employment Agreement provides that Dr. Lian would be eligible to receive a target annual bonus in an amount equal to 50% of his base salary in effect on June 30th of each calendar year for 2016 and after, which bonus will be based on our financial performance and Dr. Lian’s individual performance, in each case as determined by our Board or Compensation Committee. Dr. Lian’s bonus target was increased to 55% commencing with fiscal year 2020 and his annual base salary for fiscal year 2023 was $615,000. His annual base salary was most recently increased to $640,000, effective as of January 1, 2024.

Under the Lian Employment Agreement, on May 4, 2015, Dr. Lian was granted (1) a stock option to purchase 87,500 shares of our common stock, whereby 25% of the shares subject to the option were vested upon grant and 25% of the shares subject to the option vested on each one-year anniversary of the date of grant for the next three years, so long as Dr. Lian continued to provide service to us on each applicable vesting date; (2) an award of 87,500 shares of common stock, whereby one-third of the shares subject to the award vested on each one year anniversary of the date of grant for the next three years, so long as Dr. Lian continued to provide service to us on each applicable vesting date, subject to withholding of shares to cover tax withholding obligations arising upon the vesting of shares subject to the award; and (3) an additional award of 16,346 shares of common stock, which were fully vested upon grant (collectively, the “Lian Awards”). The Lian Awards were issued under and subject to the terms and conditions of the 2014 Equity Incentive Plan (the “2014 EIP”).

Dr. Lian’s employment with us is at-will, meaning either we or Dr. Lian may terminate the employment relationship at any time, with or without cause. However, Dr. Lian must provide at least 60 days’ written notice of resignation. If we terminate Dr. Lian’s employment, then, so long as Dr. Lian complies with certain obligations, including execution and delivery of a general release within a specified period of time, we will pay Dr. Lian: (1) his base salary as of the termination date for six months following the termination date, if such termination is pursuant to a Lian Non-Renewal Notice, disability or death, or for 12 months in the case of termination other than by a Lian Non-Renewal Notice, for cause, disability or death; (2) six monthly payments if such termination is pursuant to a Lian Non-Renewal Notice, disability or death, or 12 monthly payments in the case of termination other than by a Lian Non-Renewal Notice, for cause, disability or death, in each case equal to 1/12 of the amount equal to Dr. Lian’s target annual bonus percentage as of the termination date multiplied by Dr. Lian’s base salary as of such date; and (3) subject to Dr. Lian’s timely election of COBRA, the amount equal to the COBRA premiums for the lesser of (a) six months if such termination is pursuant to a Lian Non-Renewal Notice, disability or death, or 12 months in the case of termination other than by a Lian Non-Renewal Notice, for cause, disability or death, or (b) until Dr. Lian becomes eligible to enroll in another employer-sponsored group health plan. Additionally, if Dr. Lian’s employment is terminated by us (i) pursuant to a Lian Non-Renewal Notice, disability or death, the outstanding equity awards subject to the Lian Awards that would have vested within six months following the termination date will vest and become fully exercisable as of such termination date, and Dr. Lian will have six months from the termination date to exercise vested options under the Lian Awards (unless they terminate sooner pursuant to their terms), and (ii) other than by a Lian Non-Renewal Notice, for cause, disability or death, the outstanding equity awards subject to the Lian Awards that would have vested within 12 months following the termination date will vest and become fully exercisable as of the termination date, and Dr. Lian will have 12 months from the termination date to exercise vested options under the Lian Awards (unless they terminate sooner pursuant to their terms). In each case, all other equity awards subject to the Lian Awards will terminate without compensation therefor on the termination date. Furthermore, if Dr. Lian resigns for good reason, he will be entitled to receive the same payments and accelerated vesting as if he had been terminated other than by a Lian Non-Renewal Notice, for cause, disability or death, as set forth above.

In the event of a change in control of our company, 100% of the unvested outstanding equity awards granted under the Lian Awards will vest and become fully exercisable immediately prior to the change in control. Additionally, if any vested equity awards held by Dr. Lian are not assumed or substituted for in accordance with certain conditions, we will pay cash to Dr. Lian on the change in control in exchange for the satisfaction and cancellation of the outstanding equity awards. If Dr. Lian’s employment is terminated within 24 months following a change in control, subject to certain conditions, he will be entitled to receive the same payments and accelerated vesting as if he had been terminated other than by a Lian Non-Renewal Notice, for cause, disability or death, as set forth above; however, he will be entitled to such payments for a period of 18 months and the vesting of the Lian Awards will be accelerated by 18 months.

Employment Agreement - Chief Operating Officer

We entered into an employment agreement with Marianne Mancini, initially as our Vice President of Clinical Operations (the “Mancini Employment Agreement”), which became effective on May 21, 2015. The Mancini Employment Agreement provides that it is subject to automatic renewals for additional one-year periods following May 21, 2016, unless either party gives the other written notice of its or her election to not renew. The Mancini Employment Agreement provides that Ms. Mancini’s base salary is subject to annual review by our Chief Executive Officer or our Compensation Committee and, if appropriate, shall increase (but not decrease except in certain limited circumstances). Additionally, the Mancini Employment Agreement provides that Ms. Mancini would be eligible to receive a target annual bonus in an amount equal to 25% of her base salary in effect on June 30th of each calendar year for 2016 and after, which bonus would be based on our financial performance and Ms. Mancini’s individual performance, in each case as determined by our Chief Executive Officer or our Compensation Committee.

Under the Mancini Employment Agreement, on May 21, 2015, Ms. Mancini was granted (1) a stock option to purchase 15,000 shares of our common stock, whereby 25% of the shares subject to the option vested on each one-year anniversary of the date of grant for the next four years, so long as Ms. Mancini continued to provide service to us on each applicable vesting date, and (2) an award of 30,000 shares of restricted common stock units, whereby 25% of the shares subject to the award vested on each one-year anniversary of the date of grant for the next four years, so long as Ms. Mancini continued to provide service to us on each applicable vesting date, subject to withholding of shares to cover tax withholding obligations arising upon the vesting of shares subject to the award (collectively, the “Mancini Awards”). The Mancini Awards were issued under and subject to the terms and conditions of the 2014 EIP.

Ms. Mancini’s employment with us is at-will, meaning either we or Ms. Mancini may terminate the employment relationship at any time, with or without cause. However, Ms. Mancini must provide at least 60 days’ written notice of resignation. If Ms. Mancini’s employment is terminated due to Ms. Mancini’s disability or death, then, so long as Ms. Mancini (or as the case may be, the legal representative of the estate) complies with certain obligations, including execution and delivery of a general release within a specified period of time, (1) we will pay Ms. Mancini: (i) her base salary as of the termination date for three months following the termination date; (ii) three monthly payments, in each case equal to 1/12 of the amount equal to Ms. Mancini’s target annual bonus percentage as of the termination date multiplied by Ms. Mancini’s base salary as of such date; and (iii) subject to Ms. Mancini’s timely election of COBRA, the amount equal to the COBRA premiums for the lesser of (a) three months or (b) until Ms. Mancini becomes eligible to enroll in another employer-sponsored group health plan, and (2) outstanding equity awards subject to the Mancini Awards that would have vested within three months following the termination date will vest and become fully exercisable as of the termination date, and Ms. Mancini will have three months from the termination date to exercise vested options under the Mancini Awards (unless they terminate sooner pursuant to their terms). In each case, all other equity awards subject to the Mancini Awards will terminate without compensation therefor on the termination date.

In the event of a change in control of our company, 100% of the unvested outstanding equity awards granted under the Mancini Awards will vest and become fully exercisable immediately prior to the change in control. Additionally, if any vested equity awards held by Ms. Mancini are not assumed or substituted for in accordance with certain conditions, we will pay cash to Ms. Mancini on the change in control in exchange for the satisfaction and cancellation of the outstanding equity awards. If Ms. Mancini’s employment is terminated within 24 months following a change in control, subject to certain conditions, she will be entitled to receive the same payments and accelerated vesting as if she had been terminated as a result of disability or death as set forth above; however, the vesting of the Mancini Awards will be accelerated by 12 months.

In connection with Ms. Mancini’s promotion to our Chief Operating Officer effective January 4, 2021, we issued a promotion letter to Ms. Mancini on November 10, 2020 (the “Mancini Promotion Letter”). Pursuant to the Mancini

Promotion Letter, Ms. Mancini’s annual salary was increased to $405,000 and her target bonus level was increased to 40%, effective beginning with the fiscal year 2021. Ms. Mancini’s annual base salary for fiscal year 2023 was $465,000. Her annual base salary was most recently increased to $490,000, effective as of January 1, 2024.

Employment Agreement - Chief Financial Officer

We entered into an employment agreement with Greg Zante, initially as our Vice President of Finance and Operations (the “Zante Employment Agreement”), which became effective on December 30, 2016. The Zante Employment Agreement provides that it is subject to automatic renewals for additional one-year periods following December 30, 2017, unless either party gives the other written notice of its or his election to not renew (a “Zante Non-Renewal Notice”). The Zante Employment Agreement provides that Mr. Zante’s base salary is subject to annual review by our Chief Executive Officer or our Compensation Committee and, if appropriate, shall increase (but not decrease except in certain limited circumstances). Additionally, the Zante Employment Agreement provides that Mr. Zante would be eligible to receive a target annual bonus in an amount equal to 25% of his base salary in effect on June 30th of each calendar year for 2017 and after, which bonus would be based on our financial performance and Mr. Zante’s individual performance, in each case as determined by our Chief Executive Officer or our Compensation Committee.

Under the Zante Employment Agreement, on December 30, 2016, Mr. Zante was granted (1) a stock option to purchase 40,000 shares of our common stock, whereby 25% of the shares subject to the option were vested upon grant and 25% of the shares subject to the option vested on each one-year anniversary of the date of grant for the next three years, so long as Mr. Zante continued to provide service to us on each applicable vesting date, and (2) an award of 20,000 shares of restricted common stock units, whereby 25% of the shares subject to the award were vested upon grant and 25% of the shares subject to the award vested on each one-year anniversary of the date of grant for the next three years, so long as Mr. Zante continued to provide service to us on each applicable vesting date, subject to withholding of shares to cover tax withholding obligations arising upon the vesting of shares subject to the award (collectively, the “Zante Awards”). The Zante Awards were issued under and subject to the terms and conditions of the 2014 EIP.

Mr. Zante’s employment with us is at-will, meaning either we or Mr. Zante may terminate the employment relationship at any time, with or without cause. However, Mr. Zante must provide at least 60 days’ written notice of resignation. If we terminate Mr. Zante’s employment pursuant to a Zante Non-Renewal Notice or other than for cause or Mr. Zante resigns for good reason, then, so long as Mr. Zante (or as the case may be, the legal representative of the estate) complies with certain obligations, including execution and delivery of a general release within a specified period of time, (1) we will pay Mr. Zante: (i) his base salary as of the termination date for three months following the termination date; (ii) three monthly payments, in each case equal to 1/12 of the amount equal to Mr. Zante’s target annual bonus percentage as of the termination date multiplied by Mr. Zante’s base salary as of such date; and (iii) subject to Mr. Zante’s timely election of COBRA, the amount equal to the COBRA premiums for the lesser of (a) three months or (b) until Mr. Zante becomes eligible to enroll in another employer-sponsored group health plan, and (2) outstanding equity awards subject to the Zante Awards that would have vested within three months following the termination date will vest and become fully exercisable as of the termination date, and Mr. Zante will have three months from the termination date to exercise vested options under the Zante Awards (unless they terminate sooner pursuant to their terms). In each case, all other equity awards subject to the Zante Awards will terminate without compensation therefor on the termination date.

In the event of a change in control of our company, 100% of the unvested outstanding equity awards granted under the Zante Awards will vest and become fully exercisable immediately prior to the change in control. Additionally, if any vested equity awards held by Mr. Zante are not assumed or substituted for in accordance with certain conditions, we will pay cash to Mr. Zante on the change in control in exchange for the satisfaction and cancellation of the outstanding equity awards. If Mr. Zante’s employment is terminated within 24 months following a change in control, subject to certain conditions, he will be entitled to receive the same payments and accelerated vesting as if he had been terminated by a Zante Non-Renewal Notice as set forth above; however, he will be entitled to such payments for a period of 12 months and the vesting of the Zante Awards will be accelerated by 12 months.

In connection with Mr. Zante’s promotion to our Chief Financial Officer effective January 4, 2021, we issued a promotion letter to Mr. Zante on December 15, 2020 (the “Zante Promotion Letter”). Pursuant to the Zante

Promotion Letter, Mr. Zante’s annual salary was increased to $400,000 and his target bonus level was increased to 40%, effective beginning with the fiscal year 2021. Mr. Zante’s annual base salary for fiscal year 2023 was $455,000. His annual base salary was most recently increased to $475,000, effective as of January 1, 2024.

2023 Bonuses

On December 15, 2022, our Board adopted corporate performance objectives for the 2023 bonus program for our executive officers based on milestones that primarily included (1) reporting topline 12-week data for the VK2809 VOYAGE study, (2) reporting Phase 1 proof of concept data for the oral VK2735 study and executing an interim analysis and proceeding with a certain study for VK2809, (3) initiating a Phase 2 study and completing chronic toxicity studies for VK2735, (4) completing a financing of at least $100 million, (5) making a key determination regarding VK2809, and (6) performing a strategic pipeline review. There were also stretch goals of (a) demonstrating formulation compatibility for VK2735 and a second agent, (b) initiating IND-enabling studies with VK2735 backup or another new pipeline program, and (c) achieving meaningful additional achievements. 50% of each named executive officer’s bonus for 2023 was to be based on corporate performance and 50% of the 2023 bonus was to be based on each individual’s performance.

The Compensation Committee determined that 80% of the corporate goals were achieved during 2023 and that certain stretch goals valued at an additional 30% were satisfied during 2023, for a total attainment rate of 110%. The Compensation Committee further determined that each of our named executive officer’s individual performance rating for 2023 was 100%.

Accordingly, on December 12, 2023, the Compensation Committee approved the following bonuses for our named executive officers:

•
a bonus of $372,100 for Dr. Lian;
•
a bonus of $205,000 for Ms. Mancini; and
•
a bonus of $200,000 for Mr. Zante.

The bonus amount awarded to Dr. Lian for 2023 was equal to 61% of his base compensation (representing 110% of his target bonus for 2023 of 55% of his base compensation). The bonus amount awarded to Ms. Mancini for 2023 was equal to 44% of her base compensation (representing 110% of her target bonus for 2023 of 40% of her base compensation). The bonus amount awarded to Mr. Zante for 2023 was equal to 44% of his base compensation (representing 110% of his target bonus for 2023 of 40% of his base compensation).

Our Compensation Committee provided all our employees being awarded an annual bonus for fiscal year 2023, including the named executive officers, the option to take up to 50% of such employee’s 2023 bonus in the form of fully-vested options to purchase shares of our common stock in lieu of cash, whereby the number of options would be based on 115% of the value of such employee’s 2023 bonus elected to be taken in options using the Black-Scholes Value of the options on the date of grant.

2023 Equity Grants

The Compensation Committee considers equity incentives to be important in aligning the interests of our executive officers with those of our stockholders. On January 3, 2023, our named executive officers were granted PRSU awards under the 2014 EIP with respect to the following number of shares: (i) Dr. Lian was granted a PRSU award with respect to a target of 665,000 shares of our common stock; (ii) Ms. Mancini was granted a PRSU award with respect to a target of 95,000 shares of our common stock and (iii) Mr. Zante was granted a PRSU award with respect to a target of 95,000 shares of our common stock. The shares subject to each of these PRSU awards will vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to the applicable PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to the applicable PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to these PRSU awards that are unvested as of January 3, 2027 will be forfeited and cancelled.

In addition, on January 3, 2023, our named executive officers were granted the following equity awards under the 2014 EIP: (i) Dr. Lian was granted an option to purchase 600,000 shares of common stock and an RSU award with respect to 266,667 shares; (ii) Ms. Mancini was granted an option to purchase 204,000 shares of common stock and an RSU award with respect to 90,667 shares; and (iii) Mr. Zante was granted an option to purchase 204,000 shares of common stock and an RSU award with respect to 90,667 shares. The option grants have an exercise price of $8.52 per share. 25% of the shares of common stock subject to the option granted to each of our named executive officers vested and will vest on each one-year anniversary of the grant date, so long as the applicable named executive officer provides continuous services to our company on and through each applicable vesting date. One-third of the shares of common stock subject to the RSU awards granted to each of our named executive officers vested and will vest on each one-year anniversary of the grant date, so long as the applicable named executive officer provides continuous services to our company on and through each applicable vesting date.

Potential Payments Upon Termination or Change in Control

Our named executive officers will be entitled to receive certain payments and benefits upon termination of his or her employment or a change in control of our company, as described under the section entitled “Employment Agreements” beginning on page 26 of this proxy statement.

Perquisites, Health, Welfare and Retirement Plans and Benefits

Health and Welfare Benefits

Our named executive officers are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, group life and disability insurance plans, in each case on the same basis as other employees.

Perquisites and Personal Benefits

We do not currently provide perquisites or personal benefits to our named executive officers.

Pension Benefits and Non-Qualified Deferred Compensation

Commencing as of November 30, 2015, we maintain a 401(k) defined contribution plan in which all of our employees age 21 and older and who work, on average, at least 20 hours per week, are entitled to participate. Employees contribute their own funds, as salary deductions, on a pre-tax basis. Contributions will be permitted to be made up to plan limits, subject to government limitations. We do not currently intend to provide full or partial matching contributions under the 401(k) plan.

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding the relationship between executive “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and our other named executive officers (the “Non-PEO NEOs”) and Company financial performance for the fiscal years listed below. As a smaller reporting company for purposes of fiscal year 2023 reporting, the following table sets forth information with respect to the alignment between our executive compensation and our financial performance for the past three fiscal years.

Fiscal Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on Total Stockholder Return (“TSR”)[4] ($)	Net Income ($ Millions)
2023	12,628,061	36,947,671	3,503,457	9,571,497	330.55	(85.9)
2022	5,411,291	13,264,512	1,881,353	3,867,364	166.96	(68.9)
2021	4,059,119	2,805,866	1,426,477	1,147,131	81.71	(55.0)

1.
For each of the fiscal years presented in the table above, Brian Lian was our only PEO. The individuals comprising the Non-PEO NEOs for each of the fiscal years presented in the table above are Marianne Mancini and Greg Zante.
2.
Represents the amount of the CAP to our PEO or the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K, and does not reflect compensation actually earned, realized or received by our PEO or the Non-PEO NEOs during the applicable fiscal year. These amounts reflect the total amount of compensation for our NEOs reported in the Summary Compensation Table, with certain adjustments as described in footnote 3 below.
3.
The following table summarizes the adjustments required to be made to the amounts reported in the Summary Compensation Table for the applicable fiscal year in accordance with Item 402(v) of Regulation S-K in order to determine the amounts shown in the table above as being the CAP. Equity values are calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

Fiscal Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)(a)	Inclusion of Equity Values for PEO ($)(b)	Compensation Actually Paid to PEO ($)(c)
2023	12,628,061	(11,640,961)	35,960,571	36,947,671
2022	5,411,291	(4,446,176)	12,299,397	13,264,512
2021	4,059,119	(3,187,119)	1,933,866	2,805,866

Fiscal Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)(d)	Average Inclusion of Equity Values for Non-PEO NEOs ($)(e)	Average Compensation Actually Paid to Non-PEO NEOs ($)(c)
2023	3,503,457	(2,840,957)	8,908,997	9,571,497
2022	1,881,353	(1,262,943)	3,248,955	3,867,364
2021	1,426,477	(886,977)	607,631	1,147,131

(a) Represents the aggregate amount of the “Stock Awards” and “Option Awards” columns for our PEO reported in the Summary Compensation Table for the applicable fiscal year.

(b) Amounts reported in this column are derived from the amounts set forth in the following table for the applicable fiscal year:

Fiscal Year	Year-End Fair Value of Equity Awards Granted During the Year That Remained Unvested as of the Last Day of the Year for PEO ($)	Change in Fair Value from the Last Day of the Prior Year to the Last Day of the Year of Unvested Equity Awards for PEO ($)	Change in Fair Value from the Last Day of the Prior Year to the Vesting Date of Unvested Equity Awards that Vested During the Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2023	29,034,103	5,163,877	1,762,591	35,960,571
2022	8,750,448	3,011,128	537,821	12,299,397
2021	2,472,781	(633,970)	95,055	1,933,866

(c) The following adjustments are not applicable and are therefore omitted: (i) the fair value as of the vesting date for awards that are granted and vest in the same year, (ii) the amount equal to the fair value at the end of the prior fiscal year for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year and (iii) the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

(d) Represents the average of the aggregate amount of the “Stock Awards” and “Option Awards” columns for the Non-PEO NEOs reported in the Summary Compensation Table for the applicable fiscal year.

(e) Amounts reported in this column are derived from the amounts set forth in the following table for the applicable fiscal year:

Fiscal Year	Average Year-End Fair Value of Equity Awards Granted During the Year That Remained Unvested as of the Last Day of the Year for Non-PEO NEOs ($)	Average Change in Fair Value from the Last Day of the Prior Year to the Last Day of the Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Change in Fair Value from the Last Day of the Prior Year to the Vesting Date of Unvested Equity Awards that Vested During the Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	6,618,575	1,996,417	294,005	8,908,997
2022	2,508,346	667,006	73,603	3,248,955
2021	693,542	(113,247)	27,336	607,631

4.
The TSR assumes $100 was invested in the Company for the period from the beginning of the measurement period through the end of the listed measurement period. The TSR is calculated by dividing (i) the difference between the stock price at the end of each measurement period shown and the beginning of the measurement period by (ii) the stock price at the beginning of the measurement period. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between the CAP to PEO and Non-PEO NEOs and the TSR

The following chart sets forth the relationship between the CAP to our PEO, the average of the CAP to our Non-PEO NEOs, and our cumulative TSR over the three most recently completed fiscal years.

VKTX & Peer TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Value of $100 Investment from 12/31/2020
$40
$35
$30
$25
$20
$15
$10
$5
$0
$350
$300
$250
$200
$150
$100
$50
$0
$2.81
$1.15
$100.02
$81.71
$13.26
$3.87
$166.96
$89.90
$36.95
$9.57
$330.55
$94.03
FY 2021
FY 2022
FY 2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
VKTX TSR
Nasdaq Biotechnology TSR

Description of Relationship Between the CAP to PEO and Non-PEO NEOs and Net Income

The following chart sets forth the relationship between the CAP to our PEO, the average of the CAP to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

VKTX Net Income vs. Compensation Actually Paid
$40
$35
$30
$25
$20
$15
$10
$5
$0
Compensation Actually Paid ($M)
$0
($10)
($20)
($30)
($40)
($50)
($60)
($70)
($80)
($90)
($100)
Net Income ($M)
$2.81
$1.15
$13.26
$3.87
$36.95
$9.57
($55)
($69)
($86)
FY 2021
FY 2022
FY 2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
Net Income ($M)

Outstanding Equity Awards at December 31, 2023

The following table presents the outstanding option and stock awards held by each of our named executive officers as of December 31, 2023.

Options Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Brian Lian, Ph.D.	1/3/2023(2)	—	600,000	$8.52	1/3/2033	—	—	—	—
	1/3/2022(2)	97,500	292,500	$4.88	1/3/2032	—	—	—	—
	1/4/2021(2)	184,500	184,500	$5.80	1/4/2031	—	—	—	—
	1/3/2020(2)	258,750	86,250	$7.77	1/3/2030	—	—	—	—
	1/3/2019	235,554	—	$7.58	1/3/2029	—	—	—	—
	1/19/2018	140,000	—	$4.65	1/19/2028	—	—	—	—
	1/5/2017	134,148	—	$1.23	1/5/2027	—	—	—	—
	1/5/2017	34,931	—	$1.23	1/5/2027	—	—	—	—
	1/3/2023(3)	—	—		—	—	—	266,667	$4,962,673
	1/3/2023(4)	—	—		—	—	—	665,000	$12,375,650
	1/3/2022(3)	—	—		—	—	—	115,556	$2,150,497
	1/3/2022(5)	—	—		—	—	—	150,000	$2,791,500
	1/4/2021(3)	—	—		—	—	—	54,667	$1,017,353
	1/4/2021(5)	—	—		—	—	—	82,000	$15,260,200
	1/3/2020(6)	—	—		—	—	—	55,500	$1,032,855
	2/20/2014(8)	—	—		—	183,095	$3,407,398	—	—
Marianne Mancini	1/3/2023(2)	—	204,000	$8.52	1/3/2033			—	—
	1/3/2022(2)	43,500	130,500	$4.88	1/3/2032	—	—	—	—
	1/4/2021(9)	60,000	30,000	$5.80	1/4/2031	—	—	—	—
	3/31/2020(2)	13,500	4,500	$4.68	3/31/2030	—	—	—	—
	1/3/2020(2)	40,500	13,500	$7.77	1/3/2030	—	—	—	—
	10/31/2019(2)	1,000	—	$6.47	10/31/2029	—	—	—	—
	1/3/2023(3)	—	—		—	—	—	90,667	$1,687,313
	1/3/2023(10)	—	—		—	—	—	95,000	$1,767,950
	1/3/2022(3)	—	—		—	—	—	51,556	$959,457
	1/3/2022(11)	—	—		—	—	—	28,334	$527,296
	1/4/2021(3)	—	—		—	—	—	24,334	$452,856
	1/4/2021(12)	—	—		—	—	—	20,000	$372,200
	1/3/2020(13)	—	—		—	—	—	6,667	$124,073
Greg Zante	1/3/2023(2)	—	204,000	$8.52	1/3/2033	—	—	—	—
	1/3/2022(2)	—	90,000	$4.88	1/3/2032	—	—	—	—
	1/4/2021(9)	—	26,000	$5.80	1/4/2031	—	—	—	—
	3/31/2020(2)	4,250	4,250	$4.68	3/31/2030	—	—	—	—
	1/3/2020(2)	—	12,750	$7.77	1/3/2030	—	—	—	—
	1/3/2023(3)	—	—		—	—	—	90,667	$1,687,313
	1/3/2023(10)	—	—		—	—	—	95,000	$1,767,950
	1/3/2022(3)	—	—		—	—	—	35,556	$661,697
	1/4/2022(11)	—	—		—	—	—	28,334	$527,296
	1/4/2021(3)	—	—		—	—	—	21,556	$401,157
	1/4/2021(14)	—	—		—	—	—	13,334	$248,146
	1/3/2020(13)	—	—		—	—	—	6,667	$124,073

____________

(1) Amounts in this column are calculated by multiplying the number of shares shown as unvested in the prior column by $18.61, the closing price of our common stock on December 29, 2023, as reported on the Nasdaq Capital Market.

(2) The shares subject to this stock option vest over a four-year period, with 25% of the shares subject to the option vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances, including upon a change in control of our company or various events specified in the named executive officer’s employment agreement, if applicable. Each option award remains exercisable until it expires ten years from the date of grant subject to earlier expiration following termination of employment.

(3) The shares subject to this restricted stock unit award vest over a three-year period, with one-third of the shares subject to the restricted stock unit award vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances, including upon a change in control of our company or various events specified in the named executive officer’s employment agreement, if applicable.

(4) Represents the target number of shares issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 665,000 shares and the grant date fair value of such 665,000 shares was $5,665,800. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled.

(5) Represents the target number of shares remaining issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 450,000 shares and the grant date fair value of such 450,000 shares was $2,196,000. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled. 300,000 shares subject to this PRSU award vested on April 3, 2023 upon the achievement of two milestones thereunder.

(6) Represents the target number of shares remaining issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 123,000 shares and the grant date fair value of such 123,000 shares was $713,400. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled. 41,000 shares subject to this PRSU award vested on December 30, 2022 upon the achievement of a milestone thereunder.

(7) Represents the target (and maximum) number of shares remaining issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target (and maximum) number of shares issuable pursuant to this PRSU award was 166,500 shares and the grant date fair value of such 166,500 shares was $1,293,705. Any shares subject to this PRSU award that are actually earned will range from 33.33%-100% of target based on the achievement of certain non-financial performance goals, with 33.33% of the shares subject to this PRSU award vesting upon the achievement of one of four performance goals (for a maximum of 100% of the shares). Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled. 55,500 shares subject to this PRSU award vested on each of September 15, 2020 and September 28, 2021 upon the achievement of a milestone thereunder.

(8) These shares are subject to a repurchase option and vest upon the achievement of a milestone set forth in the Common Stock Purchase Agreement, as amended, pursuant to which these shares were issued.

(9) The shares subject to this stock option vest over a three-year period, with one-third of the shares subject to the option vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances, including upon a change in control of our company or various events specified in the named executive officer’s employment agreement, if applicable. Each option award remains exercisable until it expires ten years from the date of grant subject to earlier expiration following termination of employment.

(10) Represents the target number of shares remaining issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 95,000 shares and the grant date fair value of such 95,000 shares was $809,400. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled.

(11) Represents the target number of shares remaining issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 85,000 shares and the grant date fair value of such 85,000 shares was $414,800. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled. 56,667 shares subject to this PRSU award vested on April 3, 2023 upon the achievement of two milestones thereunder.

(12) Represents the target number of shares remaining issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 30,000 shares and the grant date fair value of such 30,000 shares was $174,000. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled. 10,000 shares subject to this PRSU award vested on December 30, 2022 upon the achievement of a milestone thereunder.

(13) Represents the target (and maximum) number of shares remaining issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target (and maximum) number of shares issuable pursuant to this PRSU award was 20,000 shares and the grant date fair value of such 20,000 shares was $155,400. Any shares subject to this PRSU award that are actually earned will range from 33.33%-100% of target based on the achievement of certain non-financial performance goals, with 33.33% of the shares subject to this PRSU award vesting upon the achievement of one of four performance goals (for a maximum of 100% of the shares). Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled. 6,666 and 6,667 shares subject to this PRSU award vested on each of September 15, 2020 and September 28, 2021, respectively, upon the achievement of a milestone thereunder.

(14) Represents the target number of shares issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 20,000 shares and the grant date fair value of such 20,000 shares was $116,000. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled. 6,666 shares subject to this PRSU award vested on December 30, 2022 upon the achievement of a milestone thereunder.

Non-Employee Director Compensation

Our Board previously adopted a compensation policy for our non-employee directors that consists of annual retainer fees and long-term equity awards (the “Prior Director Policy”). Under the Prior Director Policy, which was in effect during 2023, each non-employee director was entitled to receive an annual retainer of $38,000. The Chairperson of our Board was entitled to receive an additional annual retainer of $32,800, the Chairperson of the Audit Committee was entitled to receive an additional annual retainer of $16,650, the Chairperson of the Compensation Committee was entitled to receive an additional annual retainer of $11,350 and the Chairperson of the Nominating and Corporate Governance Committee was entitled to receive an additional annual retainer of $9,280. Each other member of the Audit Committee was entitled to receive an additional annual retainer of $8,900, each other member of the Compensation Committee was entitled to receive an additional annual retainer of $6,750 and each other member of the Nominating and Corporate Governance Committee was entitled to receive an additional annual retainer of $4,900. All cash retainers were earned on a quarterly basis based on a calendar quarter and were paid in arrears no later than the 30th day following the end of each calendar quarter.

In addition to cash fees, pursuant to the Prior Director Policy, each non-employee director was entitled to be granted on the first business day of each calendar year a stock option to purchase 22,000 shares of our common stock. If a non-employee director had joined our Board other than at an annual meeting of our stockholders, such non-employee director would be granted on the date such individual first becomes appointed or elected as a non-employee director (1) a stock option to purchase 44,000 shares of our common stock, and (2) a stock option to purchase 22,000 shares of our common stock, reduced pro rata for each day prior to the date of grant that has elapsed since January 1st of the year in which the individual first becomes a non-employee director. Annual equity awards and equity awards granted to new non-employee directors would vest in full on the one-year anniversary of the applicable date of grant, subject to the director’s continuous service through such date.

Each initial equity award and each annual equity award granted pursuant to the Prior Director Policy has a maximum term of ten years and was made in the form of nonstatutory stock options. For any non-employee director serving at the time of a change in control of our company (as defined in our 2014 EIP), all then-outstanding and unvested compensatory equity awards granted under the non-employee director compensation policy would become fully vested and exercisable, if applicable, immediately prior to the change in control.

The following table sets forth summary information concerning compensation paid or accrued to the members of our Board for services rendered to us for the fiscal year ended December 31, 2023.

Name(1)	Fees Earned or Paid in Cash	Option Awards(2)(3)	Total
J. Matthew Singleton(4)	$ 61,400	$ 131,373	$ 192,773
S. Kathy Rouan(5)	$ 47,280	$ 131,373	$ 178,653
Matthew W. Foehr(6)	$ 38,000	$ 131,373	$ 169,373
Charles A. Rowland, Jr.(7)	$ 58,250	$ 131,373	$ 189,623
Lawson Macartney, DVM, Ph.D.(8)	$ 91,350	$ 131,373	$ 222,723

____________

(1) Brian Lian, Ph.D., our President and Chief Executive Officer and a named executive officer, is not included in this table as he is an employee of ours and therefore receives no compensation for his service as a director. Dr. Lian’s compensation is included in the section entitled “Summary Compensation Table” on page 26 of this proxy statement.

(2) On January 3, 2023, each of our then-current non-employee directors received an unvested option to purchase 22,000 shares of our common stock, which became fully vested on January 3, 2024.

(3) These amounts represent the aggregate grant date fair value of option awards granted to each listed director in 2023, computed in accordance with authoritative accounting guidance. These amounts do not represent the actual amounts paid to or realized by the directors during 2023. The value as of the grant date for stock options is recognized over the number of days of service required for the stock option to vest in full. As stock-based compensation expense recognized is based on options ultimately expected to vest, the fair value of each non-employee director option grant during the year ended December 31, 2023 was estimated on the date of grant using the Black-Scholes option pricing model. For a detailed description of the assumptions used for purposes of determining grant date fair value, see Note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 7, 2024.

(4) As of December 31, 2023, Mr. Singleton held options to purchase an aggregate of 178,786 shares of our common stock.

(5) As of December 31, 2023, Dr. Rouan held options to purchase an aggregate of 143,000 shares of our common stock.

(6) As of December 31, 2023, Mr. Foehr held options to purchase an aggregate of 178,786 shares of our common stock.

(7) As of December 31, 2023, Mr. Rowland held options to purchase an aggregate of 126,000 shares of our common stock.

(8) As of December 31, 2023, Dr. Macartney held options to purchase an aggregate of 126,000 shares of our common stock.

Restated Non-Employee Director Compensation Policy

Effective January 1, 2024, our Board adopted a restated compensation policy for our non-employee directors that consists of annual retainer fees and long-term equity awards (the “Restated Director Policy”). Under our Restated Director Policy, each non-employee director is entitled to receive an annual retainer of $40,000. The Chairperson of our Board is entitled to receive an additional annual retainer of $32,800, the Chairperson of the Audit Committee is entitled to receive an additional annual retainer of $20,000, the Chairperson of the Compensation Committee is entitled to receive an additional annual retainer of $15,000 and the Chairperson of the Nominating and Corporate Governance Committee is entitled to receive an additional annual retainer of $10,000. Each other member of the Audit Committee is entitled to receive an additional annual retainer of $10,000, each other member of the Compensation Committee is entitled to receive an additional annual retainer of $7,500 and each other member of the Nominating and Corporate Governance Committee is entitled to receive an additional annual retainer of $5,000. All cash retainers will be earned on a quarterly basis based on a calendar quarter, and, if applicable, will be prorated for the portion of the calendar quarter during which such non-employee director actually serves on our Board or a committee thereof, and will be paid in arrears no later than the 30th day following the end of each calendar quarter.

In addition to cash fees, pursuant to the Restated Director Policy, each non-employee director is entitled to be granted on the first business day of each calendar year a stock option to purchase 32,000 shares of our common stock. If a non-employee director joins our Board other than at an annual meeting of our stockholders, such non-employee director would be granted on the date such individual first becomes appointed or elected as a non-employee director (1) a stock option to purchase 64,000 shares of our common stock, and (2) a stock option to purchase 32,000 shares of our common stock, reduced pro rata for each day prior to the date of grant that has elapsed since January 1st of the year in which the individual first becomes a non-employee director. Annual equity awards and equity awards granted to new non-employee directors will vest in full on the one-year anniversary of the applicable date of grant, subject to the director’s continuous service through such date.

Each initial equity award and each annual equity award will have a maximum term of ten years and will be made in the form of nonstatutory stock options. For any non-employee director serving at the time of a change in control of our company (as defined in our 2014 EIP or in any successor equity incentive plan pursuant to which the equity awards are issued), all then-outstanding and unvested compensatory equity awards granted under the non-employee director compensation policy would become fully vested and exercisable, if applicable, immediately prior to the change in control.

AUDIT RELATED MATTERS

Audit Committee Report

The following is the Audit Committee’s report submitted to our Board for fiscal year 2023.

The Audit Committee has:

•
reviewed and discussed our audited financial statements with management and Marcum LLP, our independent registered public accounting firm;
•
discussed with Marcum LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•
received from Marcum LLP the written disclosures and the letter regarding their communications with the Audit Committee concerning independence as required by the Public Company Accounting Oversight Board and discussed the auditors’ independence with them.

In addition, the Audit Committee has met separately with management and with Marcum LLP as part of the Audit Committee’s quarterly meetings.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC. The Audit Committee also has selected and engaged Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and is seeking ratification of the selection by our stockholders.

Audit Committee
J. Matthew Singleton
Lawson Macartney, DVM, Ph.D.
Charles A. Rowland, Jr.

This foregoing audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Marcum LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. By the adoption of this policy, the Audit Committee has delegated the authority to pre-approve services to the Chairperson of the Audit Committee, subject to certain limitations.

The Audit Committee has determined that the rendering of the services other than audit services by Marcum LLP is compatible with maintaining the independent registered public accounting firm’s independence.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2023 and December 31, 2022 by Marcum LLP, our independent registered public accounting firm for such periods. All fees described below were approved by the Audit Committee.

	Fiscal Year Ended December 31,
	2023	2022
Audit Fees(l)	$ 658,531	$ 191,983
Audit-Related Fees(2)	$ 104,236	33,470
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$ 762,767	$ 225,453

____________

(1) Audit fees consist of fees billed for services rendered for the audit of our annual financial statements, including review of the interim financial statements included in quarterly reports.

(2) Audit-related fees consist of fees for assurance and related services that are traditionally performed by our independent registered public accounting firm and include fees reasonably related to the performance of the audit or review of our financial statements and not reported under the caption “Audit Fees” and includes review of our registration statements for our public offerings of securities, and related services that are not normally provided in connection with statutory and regulatory filings or engagements.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Overview

The term of office of the two Class III directors expires in 2024. Based on the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Brian Lian, Ph.D. and Lawson Macartney, DVM, Ph.D. for election to our Board as the Class III directors. If elected at the Annual Meeting, each of Dr. Lian and Dr. Macartney would serve until the 2027 Annual Meeting of Stockholders and until such director’s respective successor is elected and qualified or, if sooner, until such director’s respective death, resignation or removal. Under this standard, a “plurality” means the two nominees receiving the most “For” votes will be elected to our Board.

Nominees

The Nominating and Corporate Governance Committee recommended, and our Board nominated, the following individuals for election for a three-year term expiring at the 2027 Annual Meeting of Stockholders:

Nominee	Term in Office
Brian Lian, Ph.D.	Continuing in Office Until the 2027 Annual Meeting of the Stockholders
Lawson Macartney, DVM, Ph.D.	Continuing in Office Until the 2027 Annual Meeting of the Stockholders

Each of the nominees has agreed to serve as a director if elected. We have no reason to believe that the nominees will be unable to serve. The section titled “Board of Directors” beginning on page 11 of this proxy statement contains the nominees’ biographies.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

The following directors will remain in office until the date specified below:

Current Directors	Class and Remaining Term in Office
Matthew W. Foehr	Class I - Continuing in Office Until the 2025 Annual Meeting of the Stockholders
Charles A. Rowland, Jr.	Class I - Continuing in Office Until the 2025 Annual Meeting of the Stockholders
J. Matthew Singleton	Class II - Continuing in Office Until the 2026 Annual Meeting of the Stockholders
S. Kathy Rouan, Ph.D.	Class II - Continuing in Office Until the 2026 Annual Meeting of the Stockholders

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Marcum LLP was appointed as our independent registered public accounting firm in April 2014 and has reported on our financial statements for years 2012 to 2023. The decision to select Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 was recommended by our Audit Committee and approved by our Board.

Representatives of Marcum LLP are expected to be present at the Annual Meeting. The representatives of Marcum LLP will be able to make a statement at the Annual Meeting if they wish and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require that our stockholders ratify the selection of Marcum LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Although our stockholders are not required to ratify the selection of Marcum LLP as our independent registered public accounting firm, because we have submitted the ratification of our registered public accounting firm for approval by stockholders, the affirmative vote of the holders of a majority of the votes cast by shares present in person or represented by proxy at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL NO. 3

ADVISORY VOTE ON APPROVAL OF THE COMPENSATION OF THE NAMED
EXECUTIVE OFFICERS

Pursuant to the proxy rules under the Exchange Act and as required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are presenting to our stockholders with a non-binding, advisory vote to approve the compensation of our named executive officers as described in this proxy statement. This proposal is commonly referred to as a “say-on-pay” proposal. In accordance with the results of the advisory vote held at our 2021 annual meeting of stockholders on the frequency of future say-on-pay votes, we are conducting say-on-pay votes every year. After the Annual Meeting, our next say-on-pay vote will be held at our 2025 annual meeting of stockholders.

Although the vote is non-binding, our Compensation Committee and our Board value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. As described more fully in the “Executive Compensation” section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create stockholder value. Our executive compensation contains elements of cash and equity-based compensation, including performance-based awards. We urge stockholders to read the “Executive Compensation” section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. Our Compensation Committee and our Board believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4

APPROVAL OF OUR 2024 EQUITY INCENTIVE PLAN

Approval of 2024 Equity Incentive Plan

In order to incentivize our employees and other service providers, our Board adopted the 2024 Equity Incentive Plan (the “2024 Plan”), subject to stockholder approval at the Annual Meeting. If the 2024 Plan is approved by our stockholders, it will become effective on the date of our Annual Meeting (the “Effective Date”). No further grants will be made under the 2014 Plan after the Effective Date. However, the terms and conditions of the 2014 Plan will continue to govern any outstanding awards thereunder.

Shares Reserved Under the 2024 Plan

Initially, the maximum number of shares of our common stock that may be issued under the 2024 Plan will not exceed 12,000,000 shares of our common stock, plus an additional number of shares not to exceed 7,674,614 shares, consisting of any shares of our common stock subject to outstanding stock options or other equity awards granted under the 2014 Plan that, following the Effective Date, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price. The maximum number of shares of our common stock that may be issued on the exercise of incentive stock options (“ISOs”) under the 2024 Plan is 36,000,000 shares.

As part of our Compensation Committee’s recommendation to our Board to approve the 2024 Plan, including the total number of shares proposed to be reserved for issuance under the 2024 Plan, our Compensation Committee considered the July 2024 expiration date of the 2014 Plan and advice from Aon, its independent compensation consultant. Our Compensation Committee also carefully analyzed our historical burn rate, anticipated future equity award needs to help drive our long-term strategic plan and the dilutive impact of the 2024 Plan’s share reserve.

If the 2024 Plan is not approved by our stockholders, the 2014 Plan will remain in effect only through July 2, 2024. If the 2024 Plan is not approved, we will not be able to grant stock options, restricted stock units (“RSUs”), performance equity awards or other forms of equity incentives and we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to our future successes. These cash replacement alternatives could, among other things, reduce the cash available for investment in growth and development and cause a loss of motivation by employees to achieve superior performance over a longer period of time. Accordingly, if the 2024 Plan is not approved, we would likely be required to again seek approval from our stockholders of a new equity incentive plan at a special meeting of stockholders prior to our 2025 annual meeting of stockholders, which would increase costs and would be a distraction from our management team’s execution of our business goals.

Important Considerations

We believe the following are important considerations for stockholders in determining whether to approve the 2024 Plan:

•
Equity Awards are Essential to Talent Acquisition and Retention: Equity awards, similar to those typically offered by our competitors are, and we believe will continue to be, an integral component of our overall compensation program, enabling us to attract qualified and skilled employees and directors, retain our existing employees, including our experienced management team and provide incentives for our employees to exert maximum efforts for our success, ultimately contributing to the creation of stockholder value. If the 2024 Plan is not approved by our stockholders at the Annual Meeting, we will not have adequate shares to continue to grant equity awards to all our employees and directors in and after 2024.

•
Broad-based Eligibility for Equity Awards: Our equity incentive program is broad-based, with all eligible employees in good standing eligible to receive equity awards annually as part of our annual performance review based upon level, performance and contribution. Furthermore, since we have historically granted awards to employees annually that generally vest over a three or four-year period, employees generally must remain with us for a substantial period of time in order to realize the potential benefits of their equity awards.
•
Aligns Employee and Director Interests with Stockholder Interests: Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and non-employee directors with the interests of our stockholders. If the 2024 Plan is approved by stockholders, we will be able to continue granting equity incentives that foster this alignment between our employees and non-employee directors and our stockholders.
•
We are Committed to Executing on our Strategic Priorities: The use of equity awards assists us and will continue to assist us in ensuring that our executives and employees are focused on long-term value creation for our stockholders and in enabling us to attract and retain the talent needed to execute on our strategic priorities while managing our cash flow. We believe that the approval of the 2024 Plan as described in this proposal is instrumental to our ongoing success and our ability to provide increased value to our stockholders.
•
We are Managing our Annual Burn Rate: We believe we thoughtfully manage our equity award use, balancing attraction, retention and incentivization of our employees against dilution and burn rate considerations.
•
Our Equity Program is Materially Performance-Based: The Compensation Committee believes that performance-based restricted stock units (“PRSUs”) align the objectives of management with those of our stockholders with respect to long-term performance and our success. For 2022 and 2023, the equity grants to our executive officers reflected a 38%/17%/45% value split among options, RSUs and PRSUs.
•
Duration that Shares Available for Issuance under the 2024 Plan are Expected to Last: Based on the requested number of shares to be reserved under the 2024 Plan and on our three-year average burn rate, we expect that the share reserve will cover awards for up to approximately three years. However, a change in hiring activity, business conditions, company strategy, the equity markets or our stock price performance could alter this projection.

Key Features and Governance Practices

We have incorporated a number of provisions in the 2024 Plan that are designed to protect stockholders and that we believe reflect strong governance practices, including the following:

•
No Evergreen: The 2024 Plan does not include an automatic share reload or “evergreen” provision. Additional stockholder approval will be required to increase the maximum number of shares reserved under the 2024 Plan.
•
No Repricing: The 2024 Plan prohibits the repricing of stock options and stock appreciation rights (“SARs”) without stockholder approval, the exchange or substitution of one award for another award that has the effect of reducing the exercise or purchase price and the cancellation or exchange of underwater awards for cash, another award or other property, except in the event of a capitalization adjustment (described below).
•
No Dividends on Options or SARs: Dividends or dividend equivalents may not be paid or credited to options or SARs, and a holder of options or SARs will have no rights no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the shares subject to an option or SAR until the option or SAR is validly exercised.

•
Limit on Non-Employee Director Compensation: The 2024 Plan contains an annual limit on cash and equity-based compensation that may be paid or granted, whether under the 2024 Plan or otherwise, to our non-employee directors of $1,000,000 (or $1,500,000 in the calendar year that the non-employee director first joins our Board).
•
Clawback Provision: Awards under the 2024 Plan are subject to our current clawback policy and to any future clawback policies that we may adopt. See “—Clawback/Recovery” discussed below.
•
No Automatic Single Trigger Acceleration: In the event of a corporate transaction (described below), the 2024 Plan does not provide for automatic single trigger acceleration.
•
Term and Exercise Price Limits on Options and SARs: Options and SARs granted under the 2024 Plan are subject to a maximum term of 10 years and may not be granted at a discount to the fair market value of our common stock on the grant date.
•
No Change in Control/280G Tax Gross-Ups: We do not provide our employees with tax gross-ups on change in control benefits.
•
No Liberal Change in Control Definition: The definition of Change in Control in the 2024 Plan does not include events where an actual change in control of the Company may not occur (e.g., commencement or announcement of a tender offer or shareholder approval of a merger).
•
Limited Transferability: Awards are not transferable except by will or by the laws of descent and distribution, or under a domestic relations order, subject to limited approvals that may be approved by the plan administrator; provided, unless approved by stockholders, no award can be transferred for value and no stock option or SAR can be transferred to a third-party financial institution.

Information on Equity Compensation Plans as of March 15, 2024

As of March 15, 2024, a total of 110,069,293 shares of our common stock were outstanding and the fair market value of our common stock was $62.56 per share based on the closing sale price of our common stock on the Nasdaq Capital Market. The following table sets forth information regarding equity awards outstanding under our equity plans as of March 15, 2024 other than our 2014 ESPP. As of March 15, 2024, 5,252,581 shares of our common stock remained available for future issuance pursuant to the 2014 ESPP.

As of March 15, 2024	Equity Plans(1)
Total shares underlying outstanding stock options	5,553,968
Weighted average exercise price of outstanding stock options	$ 9.08
Weighted average remaining life of outstanding stock options (in years)	7.75
Total shares underlying outstanding restricted stock units	895,521
Total shares underlying outstanding PRSUs(2)	1,225,125
Total number of shares remaining available for future awards under our equity plans(1)	7,685,356

______

(1) Comprised of the 2014 Plan. Excludes the 2024 Plan, the 2024 ESPP and the 2014 ESPP. The number of shares remaining available for future grant under the 2014 Plan reflects PRSUs at the target payout even though a lesser or greater number of shares may be or have been issued. Actual shares delivered will be based on the performance results outlined in the specific plan governing the PRSUs.

(2) Assumes performance at the target performance level even though a lesser or greater number of shares may be or have been issued. Actual shares delivered will be based on the performance results outlined in the specific plan governing the PRSUs.

Dilution

Dilution is commonly measured by “overhang,” which we calculate as the total number of equity awards outstanding (with PRSUs included at “target” levels) plus the total number of shares available for grant under our equity plans (other than the 2014 ESPP), divided by the sum of the total common stock outstanding, the number of equity awards outstanding (with PRSUs included at “target” levels) and the total number of shares available for grant under our equity plans (other than the 2014 ESPP).

As of March 15, 2024, our calculated overhang was 13.95%. If the 2024 Plan is approved, our overhang (as calculated above) will be approximately 17.87% as of March 15, 2024 (excluding our 2014 ESPP and proposed 2024 ESPP).

Historical Burn Rate

We calculate equity burn rate by dividing (x) the number of stock options, RSUs and restricted shares granted to participants during a fiscal year, plus (y) the number of PRSUs granted to participants during a fiscal year (with PRSUs included at “target” levels), by the sum of the total common stock outstanding plus the number of equity awards outstanding(with PRSUs included at “target” levels)during such year. For purposes of the table above, the number of shares issuable under an award that provides for issuance of a variable number of shares based on the extent to which performance targets are satisfied is deemed to be the target number of shares that may be issued on attainment of target performance targets, even though a lesser or greater number of shares may be or may have been issued based on actual performance. Note that our calculation of equity burn rate differs, or may differ, from calculations of burn rate conducted by proxy advisory or other groups.

Our equity plan share usage over 2021, 2022 and 2023 represented a three-year average burn rate of 2.9%, as described in the table below.

Year	Weighted Average Common Stock Outstanding	Time-based Stock Options Granted	RSUs Granted	PRSUs Granted at Target(1)	Burn Rate(2)
2021	77,197,680	1,081,520	383,320	205,500	2.2%
2022	76,833,630	1,109,773	373,786	657,000	3.1%
2023	94,346,991	1,488,990	545,575	920,000	3.5%

(1) The number of PRSUs earned in 2021, 2022 and 2023 were 134,867 shares, 216,233 shares and 438,000 shares, respectively.

(2) Burn rate defined as: time-based stock options granted, RSUs granted and PRSUs granted at target as a percentage of weighted average common shares outstanding.

Summary of the 2024 Plan

The following summary describes the material terms of the 2024 Plan. This summary of the 2024 Plan is not a complete description of all provisions of the 2024 Plan and is qualified in its entirety by reference to the 2024 Plan, which is attached hereto as Appendix A. Stockholders are encouraged to read the 2024 Plan in its entirety.

Purpose. The purpose of the 2024 Plan is provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company and our affiliates and to provide a means by which such persons may be given an opportunity to benefit from increases in value of our common stock through the granting of awards.

Authorized Shares. The maximum number of shares of our common stock that may be issued on the exercise of ISOs under the 2024 Plan is 36,000,000 shares.

Shares subject to awards that will be granted under the 2024 Plan that expire or terminate without being exercised in full will not reduce the number of shares available for issuance under the 2024 Plan. The settlement of any portion of an award in cash will not reduce the number of shares available for issuance under the 2024 Plan. Shares withheld under an award to satisfy the exercise, strike or purchase price of an award or to satisfy a tax withholding obligation will not reduce the number of shares that will be available for issuance under the 2024 Plan. With respect to a stock appreciation right, only shares of our common stock that are issued upon settlement of the stock appreciation right will count towards reducing the number of shares available for issuance under the 2024 Plan. If any shares of our common stock issued pursuant to an award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares; (ii) to satisfy the exercise, strike or purchase price of an award; or (iii) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2024 Plan.

Plan Administration. Our Board, or a duly authorized committee of our Board (referred to collectively as the “plan administrator”), will administer the 2024 Plan. The plan administrator may, in accordance with the terms of the 2024 Plan, delegate to one or more of our officers the authority to determine (i) award recipients, (ii) how and when each award will be granted, (iii) the types of awards to be granted, (iv) grant dates, (v) the number of shares subject to each award, (vi) the fair market value of our common stock, and (vii) the provisions of each award, including the period of exercisability and the vesting schedule applicable to an award.

Under the 2024 Plan, (i) the plan administrator will not, without stockholder approval, (A) reduce the exercise or strike price of an option or stock appreciation right (other than in connection with a capitalization adjustment), and (B) at any time when the exercise or strike price of an option or stock appreciation right is above the fair market value of a share of our common stock, cancel and re-grant or exchange such option or stock appreciation right for a new award with a lower (or no) purchase price or for cash, and (ii) a participant’s rights under any award will not be materially adversely affected without the participant’s written consent.

We will also designate a plan administrator to administer the day-to-day operations of the 2024 Plan.

Awards Under the 2024 Plan

The 2024 Plan provides for the grant of incentive stock options, or ISOs, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to our employees and our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards and other forms of awards to our employees, directors and consultants and any of our affiliates’ employees and consultants.

Stock Options. ISOs and NSOs will be granted under stock option agreements adopted by the plan administrator. The plan administrator will determine the exercise price for stock options, within the terms and conditions of the 2024 Plan, except the exercise price of a stock option generally will not be less than 100% (or 110% in the case of ISOs granted to a person who owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations, or a ten percent stockholder) of the fair market value of our common stock on the date of grant. Options granted under the 2024 Plan will vest at the rate specified in the stock option agreement as will be determined by the plan administrator. The terms and conditions of separate options need not be identical.

No option will be exercisable after the expiration of ten years (or five years in the case of ISOs granted to a ten percent stockholder) or a shorter period specified in the applicable award agreement. Unless the terms of an option holder’s stock option agreement, or other written agreement between us and the recipient, provide otherwise, if an option holder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the option holder may generally exercise any vested options for a period of 90 days following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. If an option holder’s service relationship with us or any of our affiliates ceases due to death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of one year following the date of death. If an option holder’s service relationship with us or any of our affiliates ceases due to disability, the option holder may generally exercise any vested options for a period of one year following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. If a participant is suspended pending investigation of whether his or her service relationship with us or any of our affiliates shall be terminated for cause, the participant’s rights to exercise an option will be suspended during the investigation period. An option holder may not exercise an option at any time that the issuance of shares upon such exercise would violate applicable law. Unless provided otherwise in the option holder’s stock option agreement or other written agreement between an option holder and us, if an option holder’s service relationship with us or any of our affiliates ceases for any reason other than for cause and, at any time during the last thirty days of the applicable post-termination exercise period: (i) the exercise of the option holder’s option would be prohibited solely because the issuance of shares upon such exercise would violate applicable law, (ii) the immediate sale of any shares issued upon such exercise would violate our trading policy or (iii) the plan administrator has suspended exercisability of such option holder’s option pending investigation of whether his or her service relationship with us or any of our affiliates shall be terminated for cause, then the applicable post-termination exercise period will be extended to the last day of the calendar month that begins after the date the award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period. There is no limitation as to the maximum permitted number of extensions. However, in no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash, check, bank draft or money order payable to us; (ii) a broker-assisted cashless exercise; (iii) subject to certain conditions, the tender of shares of our common stock previously owned by the option holder; (iv) a net exercise of the option if it is an NSO; or (v) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options or stock appreciation rights generally will not be transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by any participant during any calendar year under all of our stock plans or plans of our affiliates may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, is a ten percent stockholder unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards. Subject to the terms of the 2024 Plan, each restricted stock unit award will have such terms and conditions as determined by the plan administrator. A restricted stock unit award represents a participant’s right to be issued on a future date the number of shares of our common stock that is equal to the number of restricted stock units subject to the award. A participant will not have voting or any other rights as a stockholder of ours with respect to any restricted stock unit award (unless and until shares are actually issued in settlement of a vested restricted stock unit award). A restricted stock unit award will generally be granted in consideration for a participant’s services to us or an affiliate, such that the participant will not be required to make any payment to us (other than such services) with respect to the grant or vesting of the restricted stock unit award, or the issuance of any shares pursuant to the restricted stock unit award. If, at the time of grant, the plan administrator determines that a participant must pay consideration upon the issuance of shares pursuant to a restricted stock unit award, such consideration may be paid in any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock (or any combination of our common stock and cash), or in any other form of consideration determined by the plan administrator and set forth in the restricted stock unit award agreement. At the time of grant, the plan administrator may impose such restrictions or conditions on the award of restricted stock units that delay delivery to a date following the vesting of the award in a manner intended to comply with Section 409A of the Code, as applicable. Additionally, dividends or dividend equivalents may be paid or credited in respect of shares covered by a restricted stock unit award, subject to the same restrictions on transferability and forfeitability as the underlying award with respect to which such dividends or dividend equivalents are granted and subject to such other terms and conditions as determined by the plan administrator and specified in the applicable restricted stock unit award agreement. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards will be granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us or any of our affiliates, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator will determine the terms and conditions of restricted stock awards, including vesting and forfeiture terms. Dividends or dividend equivalents may be paid or credited with respect to shares subject to a restricted stock award, subject to the same restrictions on transferability and forfeitability as the underlying award with respect to which such dividends or dividend equivalents are granted and subject to such other terms and conditions as determined by the plan administrator and specified in the applicable restricted stock award agreement. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of our common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights will be granted under stock appreciation right agreements adopted by the plan administrator and denominated in shares of common stock equivalents. The terms of separation stock appreciation rights need not be identical. The plan administrator will determine the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2024 Plan will vest at the rate specified in the stock appreciation right agreement as will be determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of our common stock (or any combination of our common stock and cash) or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.

The plan administrator will determine the term of stock appreciation rights granted under the 2024 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us or any of our affiliates ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation rights for a period of 18 months following the date of death. If a participant’s service relationship with us or any of our affiliates ceases due to disability, the participant may generally exercise any vested stock appreciation rights for a period of 12 months following the cessation of service. In the event of a termination for cause, stock appreciation rights generally terminate upon the termination date. If a participant is suspended pending investigation of whether his or her service relationship with us or any of our affiliates shall be terminated for cause, the participant’s rights to exercise a stock appreciation right will be suspended during the investigation period. A holder of a stock appreciation right may not exercise a stock appreciation right at any time that the issuance of shares upon such exercise would violate applicable law. Unless provided otherwise in the stock appreciation right agreement or other written agreement between the participant and us, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than for cause and, at any time during the last thirty days of the applicable post-termination exercise period: (i) the exercise of the participant’s stock appreciation right would be prohibited solely because the issuance of shares upon such exercise would violate applicable law, (ii) the immediate sale of any shares issued upon such exercise would violate our trading policy or (iii) the plan administrator has suspended exercisability of such option holder’s option pending investigation of whether his or her service relationship with us or any of our affiliates shall be terminated for cause, then the applicable post-termination exercise period will be extended to the last day of the calendar month that begins after the date the award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period. There is no limitation as to the maximum permitted number of extensions. However, in no event may a stock appreciation right be exercised beyond the expiration of its term.

Other Stock Awards. The plan administrator will be permitted to grant other awards, based in whole or in part by reference to, or otherwise based on, our common stock, either alone or in addition to other awards. The plan administrator will have the sole and complete discretion to determine the persons to whom and the time or times at which other stock awards will be granted, the number of shares under the other stock award (or cash equivalent) and all other terms and conditions of such awards.

Awards; Performance Criteria

Awards made pursuant to the 2024 Plan may be made subject to the attainment of performance goals relating to one or more business criteria. For purposes of the 2024 Plan, such business criteria means any one or more of the following performance criteria, either individually, alternatively, or in any combination: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; pre-clinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical study (including the treatment phase); announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of our products (including with group purchasing organizations, distributors and other vendors)); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of our products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by our Board or our Compensation Committee.

In determining performance outcomes related to such measures or criteria, the plan administrator may provide for the exclusion of the impact of an event or occurrence which the plan administrator determines should appropriately be excluded, including: (a) restructuring and/or other nonrecurring charges, (b) exchange rate effects, (c) the effects of changes to generally accepted accounting principles, (d) the effects of any statutory adjustments to corporate tax rates, (e) the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles, (f) the dilutive effects of acquisitions or joint ventures, (g) exclusions to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture, (h) the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, (i) the effects of stock based compensation and the award of bonuses under the Company’s bonus plans, (j) costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles and (k) the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Non-Employee Director Compensation Limit

The aggregate value of all compensation granted or paid following the effective date of the 2024 Plan to any individual for service as a non-employee director with respect to any fiscal year, including awards granted under the 2024 Plan (valued based on the grant date fair value for financial reporting purposes) and cash fees paid by us to such non-employee director, will not exceed $1,000,000 in total value, except such amount will increase to $1,500,000 for the year in which a non-employee director is first appointed or elected to our Board.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, the plan administrator will appropriately and proportionately adjust (i) the class and maximum number of shares subject to the 2024 Plan; (ii) the class and maximum number of shares that may be issued on the exercise of ISOs; and (iii) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding awards granted under the 2024 Plan.

Corporate Transactions. In the event of a corporate transaction (as defined below), unless otherwise provided in a participant’s award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant, any awards outstanding under the 2024 Plan may be assumed, continued or substituted for, in whole or in part, by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to our common stock issued pursuant to awards may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such awards, then (i) with respect to any such awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such awards will be accelerated in full (or, in the case of awards with performance-based vesting with multiple vesting levels depending on the level of performance, unless provided otherwise in the applicable award agreement, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the corporate transaction); and (ii) any such awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the occurrence of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event an award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such award may not exercise such award but instead will receive a payment, in such form as may be determined by the plan administrator, equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the award, over (ii) any per share exercise price payable by such holder, if applicable. As a condition to the receipt of an award, a participant will be deemed to have agreed that the award will be subject to the terms of any agreement under the 2024 Plan governing a corporate transaction involving us.

Under the 2024 Plan, a “corporate transaction” generally will be the consummation, in a single transaction or in a series of related transactions, of (i) a sale or other disposition of all or substantially all, as determined by the plan administrator, of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control. Awards to be granted under the 2024 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined below) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Under the 2024 Plan, a “change in control” generally will be: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (iii) stockholder approval of a complete dissolution or liquidation; (iv) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (v) when a majority of our Board becomes comprised of individuals who were not serving on our Board on the date of the underwriting agreement related to this offering, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.

Prohibition on Repricing

Other than pursuant to certain equitable adjustments as described in the 2024 Plan, the plan administrator will not without the approval of the Company’s stockholders lower the option price per share of an option (or base price of a SAR) after it is granted, cancel an option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change in control), or take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are listed.

Deferral

In its discretion and subject to such terms and conditions as it may impose, the plan administrator may permit a participant to elect to defer receipt of shares of common stock issuable pursuant to any equity award granted under the 2024 Plan to a time later than the time the shares otherwise would be issued to the participant; provided that such deferral election complies with rules adopted by the plan administrator, which comply with, or are exempt from, the requirements of Section 409A of the Code. In such event, the plan administrator may, in its discretion, provide for the payment by the Company of an additional amount representing interest at a reasonable rate or the actual rate of return on one or more predetermined specific investments, as determined by the plan administrator.

Foreign Employees and Consultants

Awards may be granted to participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to awards to employees or consultants providing services in the United States as may, in the judgment of the plan administrator, be necessary or desirable in order to recognize differences in local law or tax policy.

Transferability

Except as expressly provided in the 2024 Plan or the form of award agreement, awards granted under the 2024 Plan may not be transferred or assigned by a participant. After the vested shares subject to an award have been issued, or in the case of a restricted stock award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the terms of our trading policy and applicable law.

Clawback/Recovery

All awards granted under the 2024 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any clawback policy that we otherwise adopt, to the extent applicable and permissible under applicable law. See “Corporate Governance and Board Matters-Clawback Policy” beginning on page 24 of this proxy statement for details regarding our current clawback policy. In addition, the plan administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the plan administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

Amendment or Termination

The plan administrator may accelerate the time at which an award granted under the 2024 Plan may first be exercised or the time during which an award grant under the 2024 Plan or any part thereof will vest, notwithstanding the provisions in the award agreement stating the time at which it may first be exercised or the time during which it will vest. The plan administrator will have the authority to amend, suspend or terminate the 2024 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments will also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board adopts the 2024 Plan. No awards may be granted under the 2024 Plan while it is suspended or after it is terminated.

Form S-8 Registration Statement

We intend to file a registration statement on Form S-8 to register all of the shares of our common stock reserved for issuance under the 2024 Plan.

New Plan Benefits

As described above, the selection of participants who will receive awards under the 2024 Plan and the size and types of awards will be determined by the plan administrator in its discretion. None of the shares authorized by the 2024 Plan have been awarded to any of the directors or employees, and no commitment has been made to award any such shares. The plan administrator has authority to authorize future awards under the 2024 Plan from time to time. The value of any future equity awards will ultimately depend on the nature and size of the awards, the future price of our common stock and the exercise decisions made by the participants, among other factors, and will be subject to such vesting conditions under the 2024 Plan as the plan administrator determines from time to time. Therefore, the amount of any future awards under the 2024 Plan is not yet determinable and it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees. Currently, our non-employee directors are entitled to receive cash and equity compensation for their service as directors as described above under “Executive Compensation—Non-Employee Director Compensation”. For further details on the awards granted during the fiscal year ended December 31, 2023 under the 2014 Plan, please refer to the executive and director compensation tables beginning on pages 26 and 38, respectively, of this proxy statement.

For illustrative purposes only, the following equity awards were granted to the Named Executive Officers and other groups of individuals named below under the 2014 Plan in the fiscal year ended December 31, 2023:

Person or Group of Persons	Dollar Value ($)(1)	Number of Shares Subject to Awards Granted Under 2014 Plan(2)
Brian Lian, Ph.D., President and Chief Executive Officer, Director	$ 11,640,961	1,531,667
Marianne Mancini, Chief Operating Officer	2,840,957	389,667
Greg Zante, Chief Financial Officer	2,840,957	389,667
Matthew W. Foehr, Director	131,373	22,000
Charles A. Rowland, Jr., Director	131,373	22,000
J. Matthew Singleton, Director	131,373	22,000
S. Kathy Rouan, Ph.D., Director	131,373	22,000
Lawson Macartney, DVM, Ph.D., Director	131,373	22,000
Executive Officer Group	17,322,875	2,311,001
Non-Employee Director Group	656,865	110,000
Non-Executive Officer Employee Group	4,571,518	533,564

_____________________

(1) Does not include cash awards. The amounts in this column reflect the value of option awards, RSUs and PRSUs made to the designated individuals and groups during the fiscal year ended December 31, 2023 and are consistent with the grant date fair value of the award computed in accordance with FASB ASC Topic 718. For assumptions used in determining these values, refer to Note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 7, 2024.

(2) Represents grants of stock options, RSUs, and PRSUs in fiscal 2023.

Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax treatment applicable to us and the participants who receive awards under the 2024 Plan based on the federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on their specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality or non-U.S. taxing jurisdiction, or the gift, estate, excise or other tax laws other than U.S. federal income tax law. Because individual circumstances may vary, we recommend that all participants to consult their own tax advisor concerning the tax implications of awards granted under the 2024 Plan.

Stock Option Grants

Stock options granted under the 2024 Plan may be either ISOs, which satisfy the requirements of Section 422 of the Code, or NSOs, which are not intended to meet such requirements. The U.S. federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options

No taxable income is recognized by the participant at the time of the grant of an ISO, and no taxable income is recognized for ordinary income tax purposes at the time the ISO is exercised, although taxable income may arise at that time for alternative minimum tax purposes. Unless there is a disqualifying disposition, as described below, the participant will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares.

A disqualifying disposition occurs if the disposition is less than two years after the date of grant or less than one year after the exercise date. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the participant. Any additional gain or loss recognized upon the disposition will be a capital gain or loss.

If the participant makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the participant as a result of the disposition. We will not be entitled to any income tax deduction if the participant makes a qualifying disposition of the shares.

Non-Statutory Stock Options

No taxable income is recognized by a participant upon the grant of an NSO. The participant in general will recognize ordinary income, in the year in which the NSO is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the exercised non-statutory stock option.

SARs

No taxable income is recognized upon receipt of an SAR. The holder will recognize ordinary income in the year in which the SAR is exercised, in an amount equal to the excess of (i) the fair market value of the underlying shares of common stock on the exercise date over (ii) the base price in effect for the exercised right. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the SAR.

Stock Awards

Participants will recognize ordinary income at the time unrestricted stock awards are granted in an amount equal to the excess of (i) the fair market value of the shares on the grant date over (ii) the cash consideration (if any) paid for the shares.

No taxable income is recognized at the time restricted stock awards are issued, but the participant will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (a) the fair market value of those shares on the issue date over (b) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the shares subsequently vest.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time such ordinary income is recognized by the participant.

Other Awards

Generally, no taxable income is recognized upon receipt of stock units (including RSUs), performance awards or cash awards. The holder will recognize ordinary income in the year in which the shares subject to the award are actually issued or in the year in which the award is settled in cash. The amount of that income will be equal to the fair market value of the shares on the date of issuance or the amount of the cash paid in settlement of the award.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued or the cash amount is paid.

Withholding

Prior to the delivery of any shares of our common stock or cash pursuant to a 2024 Plan award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes or other amounts (including the participant’s FICA obligation) required to be withheld with respect to such award (or exercise thereof). The plan administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable shares of our common stock, or (b) delivering to the Company already-owned shares of our common stock having a fair market value equal to the minimum amount required to be withheld. If the plan administrator permits shares of our common stock to be withheld from the award to satisfy applicable withholding obligations, the fair market value of the shares of our common stock withheld, as determined as of the date of withholding, will not exceed the amount determined by the applicable minimum statutory withholding rates unless the plan administrator determines an additional amount can be withheld and will not result in adverse accounting consequences, and the plan administrator authorizes such additional withholding.

Section 409A of the Code

Certain types of awards under the 2024 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2024 Plan and awards granted under the 2024 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2024 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Deductibility of Executive Compensation

Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain annual compensation paid to any “covered employee” in excess of $1 million. For purposes of Section 162(m), the term “covered employee” includes any individual who serves or has served as our chief executive officer, chief financial officer or one of the other three most highly compensated executive officers for 2017 or any subsequent calendar year. It is expected that compensation deductions for any covered employee with respect to awards under the 2024 Plan will be subject to the $1 million annual deduction limitation.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF OUR 2024 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 5

APPROVAL OF OUR 2024 EMPLOYEE STOCK PURCHASE PLAN

2024 Employee Stock Purchase Plan

In order to incentivize our employees, our Board has adopted the 2024 Equity Incentive Plan (the “2024 ESPP”), subject to stockholder approval at the Annual Meeting. If the 2024 ESPP is approved by our stockholders, it will become effective on the date of our Annual Meeting (“Effective Date”). If the 2024 ESPP is not approved by our stockholders at the Annual Meeting, the 2024 ESPP will not become effective. If the 2024 ESPP becomes effective, we will terminate our 2014 Employee Stock Purchase Plan (the “2014 ESPP”), effective as of the Effective Date.

Purpose. The purpose of the 2024 ESPP is to secure the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our related corporations. We firmly believe that the 2024 ESPP is a necessary and powerful incentive and retention tool that will benefit all of our stockholders. Specifically, the 2024 ESPP will enable us to: (1) provide a broad-base of eligible employees with a convenient means of acquiring an equity interest in the company through payroll deductions, (2) enhance such employees’ sense of participation in the affairs of the company, and (3) provide an incentive for continued employment. The 2024 ESPP is also intended to align the interests of employees with those of stockholders through increased stock ownership.

The 2024 ESPP will include two components. One component is designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code (the “423 Component”), and accordingly, it will be construed in a manner that is consistent with the requirements of Section 423 of the Code. We intend (but make no undertaking or representation to maintain) the 423 Component to qualify as an employee stock purchase plan, as that term is defined in Section 423(b) of the Code. The other component will permit the grant of purchase rights that do not qualify for such favorable tax treatment (the “Non-423 Component”), in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the United States while complying with applicable foreign laws, and except as otherwise provided in the 2024 ESPP or determined by our Board, it will operate and be administered in the same manner as the 423 Component.

Share Reserve. The maximum number of shares of our common stock that may be issued under the 2024 ESPP will not exceed 5,500,000 shares of our common stock. For the avoidance of doubt, up to the maximum number of shares of our common stock reserved may be used to satisfy purchases of our common stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy the purchases of our common stock under the Non-423 Component.

If any purchase right granted under the 2024 ESPP terminates without having been exercised in full, the shares of our common stock not purchased under such purchase right will again become available for issuance under the 2024 ESPP.

The common stock purchasable under the 2024 ESPP will be shares of authorized but unissued or reacquired common stock, including shares repurchased by us on the open market.

As part of the Compensation Committee’s recommendation to our Board to approve the 2024 ESPP, including the total number of shares available for issuance under the 2024 ESPP, the Compensation Committee considered the April 2025 expiration date of the 2014 ESPP and advice from Aon, its independent compensation consultant. The Compensation Committee also carefully analyzed our historical burn rate, anticipated future equity award needs to help drive our long-term strategic plan and the dilutive impact of the 2024 ESPP’s share reserve.

As of March 15, 2024, a total of 110,069,293 shares of our common stock were outstanding and the fair market value of our common stock was $62.56 per share based on the closing sale price of our common stock on the Nasdaq Capital Market. As of March 15, 2024, 5,252,581 shares of our common stock remained available for future issuance pursuant to the 2014 ESPP.

In determining whether to approve the 2024 ESPP, the Board considered that:

•
Expiration of 2014 ESPP: The 2014 ESPP is expiring in April 2025.
•
Assessment of Dilution: Dilution is commonly measured by “overhang,” which we calculate for the 2014 ESPP as the shares remaining available for future issuance under the 2014 ESPP, divided by the total number of shares of common stock outstanding. As of March 15, 2024, our calculated overhang was 4.8%. If the 2024 ESPP is approved, our overhang (as calculated above) will be approximately 5.0% as of March 15, 2024.
•
Assessment of Burn Rate: We calculate equity burn rate attributable to the 2014 ESPP by dividing the number of shares issued under the 2014 ESPP by the weighted-average number of shares of common stock outstanding during such year. Note that our calculation of equity burn rate differs, or may differ, from calculations of burn rate conducted by proxy advisory or other groups. Using the formula above, our 2014 ESPP usage over 2021, 2022 and 2023 represented a three-year average burn rate of 0.1%.

In light of the factors described above, our Board has determined that the size of the share reserve under the 2024 ESPP is reasonable and appropriate at this time. Our Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the 2024 ESPP.

Summary of the 2024 ESPP

The following summary describes the material terms of the 2024 ESPP. This summary of the 2024 ESPP is not a complete description of all provisions of the 2024 ESPP and is qualified in its entirety by reference to the 2024 ESPP, which is attached hereto as Appendix B. Stockholders are encouraged to read the 2024 ESPP in its entirety.

Administration. Our Board will administer the 2024 ESPP. Our Board may delegate some or all of the administration of the 2024 ESPP to a committee or committees of our Board. All references to our Board in this summary shall include a duly authorized committee of our Board except where the context dictates otherwise. Further, to the extent not prohibited by applicable law, our Board may, from time to time, delegate some or all of its authority under the 2024 ESPP to one or more of our officers or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. Our Board will have the authority to determine how and when purchase rights are granted and the provisions of each offering; to designate, from time to time, which of our related corporations will be eligible to participate in the 423 Component or the Non-423 Component, or which related corporations will be eligible to participate in each separate offering; to construe and interpret the 2024 ESPP and purchase rights thereunder, and to establish, amend and revoke rules and regulations for the 2024 ESPP’s administration; to settle all controversies regarding the 2024 ESPP and purchase rights granted thereunder; to amend, suspend or terminate the 2024 ESPP; to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of us and our related corporations and to carry out the intent of the 2024 ESPP to be treated as an employee stock purchase plan with respect to the 423 Component; and to adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the 2024 ESPP by employees who are foreign nationals or employed or located outside the United States.

All determinations, interpretations and constructions made by our Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

Offerings. Our Board may grant or provide for the grant of purchase rights to eligible employees under an offering (consisting of one or more purchase periods) on an offering date or offering dates selected by our Board. Each offering will be in the form and will contain those terms and conditions as our Board deems appropriate, and, with respect to the 423 Component, will comply with the requirements of Section 423(b)(5) of the Code. The provisions of separate offerings do not need to be identical, but each offering will include the period during which the offering will be effective, which period will not exceed 27 months beginning with the offering date, and the substance of the applicable provisions contained in the 2024 ESPP.

If a participant has more than one purchase right outstanding under the 2024 ESPP, unless the participant otherwise indicates in forms delivered to us or a third party designee of ours: (i) each form will apply to all of the participant’s purchase rights under the 2024 ESPP, and (ii) a purchase right with a lower exercise price (or an earlier-granted purchase right, if different purchase rights have identical exercise prices) will be exercised to the fullest possible extent before a purchase right with a higher exercise price (or a later-granted purchase right if different purchase rights have identical exercise prices) will be exercised.

Our Board will have the discretion to structure an offering so that if the fair market value of a share of our common stock on the first trading day of a new purchase period within that offering is less than or equal to the fair market value of a share of our common stock on the first day of that offering, then (i) that offering will terminate immediately as of that first trading day, and (ii) the participants in such terminated offering will be automatically enrolled in a new offering beginning on the first trading day of such new purchase period.

Eligibility. Generally, purchase rights may only be granted to employees, including executive officers, employed by us (or by any of our affiliates or related corporations as designated by our Board) on the first day of an offering if such employee has been employed by us or by one of our designated affiliates or related corporations for such continuous period preceding such date as our Board may require, but in no event will the required period of continuous employment be equal to or greater than two years with respect to the 423 Component. Our Board may (unless prohibited by applicable law) require that employees have to satisfy one or both of the following service requirements with respect to the 423 Component: (i) being customarily employed by us, or any of our related corporations or affiliates, for more than 20 hours per week and more than five months per calendar year; or (ii) such other criteria as our Board may determine consistent with Section 423 of the Code with respect to the 423 Component. Our Board may provide that each person who, during the course of an offering, is an eligible employee not currently participating in the current offering (which shall, for avoidance of doubt, include any eligible employee that withdrew from the current offering) will on the date or dates specified in the offering, if the eligible employee so elects, receive a purchase right under that offering provided, however, if such an eligible employee previously withdrew from the offering, such eligible employee shall only be permitted to rejoin the offering after the first exercise of purchase rights following the eligible employee’s withdrawal, and the purchase right will thereafter be deemed to be part of the offering with substantially identical characteristics. With respect to the 423 Component, no employee will be eligible for the grant of any purchase rights under the 2024 ESPP if immediately after such rights are granted, such employee owns stock possessing five percent or more of the total combined voting power or value of all classes of our outstanding capital stock (or the stock of any related corporation) determined in accordance with the rules of Section 424(d) of the Code. With respect to the 423 Component, as specified by Section 423(b)(8) of the Code, an employee may be granted purchase rights only if such purchase rights, together with any other rights granted under all employee stock purchase plans of ours or any of our related corporations, do not permit such employee’s rights to purchase our stock or the stock of any of our related corporations to accrue at a rate which, when aggregated, exceeds $25,000 (based on the fair market value per share of such common stock on the date that the purchase right is granted) for each calendar year such purchase rights are outstanding at any time. Our Board may also exclude from participation in the 2024 ESPP or any offering employees of ours, or of any of our related corporation, who are highly compensated employees, as within the meaning of Section 423(b)(4)(D) of the Code, or a subset of such highly compensated employees.

Notwithstanding anything in the foregoing paragraph to the contrary, in the case of an offering under the Non-423 Component, an employee (or a group of employees) may be excluded from participation in the 2024 ESPP or an offering if our Board has determined, in its sole discretion, that participation of such employee is not advisable or practical for any reason.

As of March 15, 2024, we had approximately 27 employees who would be eligible to participate in the 2024 ESPP.

Purchase Rights; Purchase Price. On the first day of each offering, each eligible employee, pursuant to an offering made under the 2024 ESPP, will be granted a purchase right to purchase up to that number of shares purchasable either with a percentage or with a maximum dollar amount, as designated by our Board, which will not exceed 25% of such employee’s earnings (as defined by our Board) during each period that begins on the first day of the offering (or such later date as our Board determines for a particular offering) and ends on the date stated in the offering, which date will be no later than the end of the offering. Our Board will establish one or more purchase dates during an offering on which purchase rights granted for that offering will be exercised and shares of our common stock will be purchased in accordance with such offering. Each eligible employee may purchase of up to a number of shares of common stock having a fair market value on the offering date no greater than $75,000 in an offering (or such lesser dollar amount of shares determined by our Board prior to the start of the offering). Our Board may also specify (i) a maximum number of shares that may be purchased by any participant on any purchase date during an offering, (ii) a maximum aggregate number of shares that may be purchased by all participants in an offering and/or (iii) a maximum aggregate number of shares that may be purchased by all participants on any purchase date under an offering. If the aggregate number of shares issuable upon exercise of purchase rights granted under the offering would exceed any such maximum aggregate number, then, in the absence of any action by our Board otherwise, a pro rata allocation of the shares (rounded down to the nearest whole share) available, based on each participant’s accumulated contributions, will be made in as nearly a uniform manner as will be practicable and equitable.

The purchase price of shares acquired pursuant to purchase rights will not be less than the lesser of (i) 85% of the fair market value of a share of our common stock on the first day of an offering; or (ii) 85% of the fair market value of a share of our common stock on the date of purchase.

Participation; Withdrawal; Termination. An eligible employee may elect to participate in an offering and authorize payroll deductions as the means of making contributions by completing and delivering to us or our designee, within the time specified in the offering, an enrollment form provided by us or our designee. The enrollment form will specify the amount of contributions not to exceed the maximum amount specified by our Board. Each participant’s contributions will be credited to a bookkeeping account for the participant under the 2024 ESPP and will be deposited with our general funds except where applicable law requires that contributions be deposited with a third party. If permitted in the offering, a participant may begin such contributions with the first payroll occurring on or after the first day of the applicable offering (or, in the case of a payroll date that occurs after the end of the prior offering but before the first day of the next new offering, contributions from such payroll will be included in the new offering). If permitted in the offering, a participant may thereafter reduce (including to zero) or increase his or her contributions. If required under applicable law or if specifically provided in the offering, in addition to or instead of making contributions by payroll deductions, a participant may make contributions through payment by cash, check or wire transfer prior to a purchase date.

During an offering, a participant may cease making contributions and withdraw from the offering by delivering to us or our designee a withdrawal form provided by us. We may impose a deadline before a purchase date for withdrawing. Upon such withdrawal, such participant’s purchase right in that offering will immediately terminate and we will distribute as soon as practicable to such participant all of the participant’s accumulated but unused contributions and such participant’s purchase right in that offering shall then terminate. A participant’s withdrawal from that offering will have no effect upon the participant’s eligibility to participate in any other offerings under the 2024 ESPP, but such participant will be required to deliver a new enrollment form to participate in subsequent offerings.

Unless otherwise required by applicable law, purchase rights granted pursuant to any offering under the 2024 ESPP will terminate immediately if the participant either (i) is no longer an employee for any reason or for no reason (subject to any post-employment participation period required by applicable law) or (ii) is otherwise no longer eligible to participate. We will distribute the individual’s accumulated but unused contributions as soon as practicable to such individual.

Unless otherwise determined by our Board, a participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between us and one of our designated companies designated to participate in an offering (or between such designated companies) will not be treated as having terminated employment for purposes of participating in the 2024 ESPP or an offering. However, if a participant transfers from an offering under the 423 Component to an offering under the Non-423 Component, the exercise of the participant’s purchase right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a participant transfers from an offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the purchase right will remain non-qualified under the Non-423 Component. Our Board may establish different and additional rules governing transfers between separate offerings within the 423 Component and between offerings under the 423 Component and offerings under the Non-423 Component. Unless otherwise specified in the offering or as required by applicable law, we will have no obligation to pay interest on contributions.

Purchase of Shares. On each purchase date, each participant’s accumulated contributions will be applied to the purchase of shares, up to the maximum number of shares permitted by the 2024 ESPP and the applicable offering, at the purchase price specified in the offering. Unless otherwise provided in the offering, if any amount of accumulated contributions greater than or equal to the value of one share remains in a participant’s account after the purchase of shares on the last purchase date within the current offering, then such remaining amount will not roll over to the next offering and will instead be distributed in full to such participant after the purchase date without interest (unless otherwise required by applicable law). Contribution amounts that remain in a participant’s account after the purchase of shares on the last purchase date within the current offering that are less than the value of one share will roll over to the next offering. No purchase rights may be exercised to any extent unless the shares of our common stock to be issued upon such exercise under the 2024 ESPP are covered by an effective registration statement pursuant to the Securities Act and the 2024 ESPP is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the 2024 ESPP. If on a purchase date the shares of our common stock are not so registered or the 2024 ESPP is not in such compliance, no purchase rights will be exercised on such purchase date, and the purchase date will be delayed until the shares of our common stock are subject to such an effective registration statement and the 2024 ESPP is in material compliance, except that the purchase date will in no event be more than 27 months from the first day of an offering. If, on the purchase date, as delayed to the maximum extent permissible, the shares of our common stock are not registered and the 2024 ESPP is not in material compliance with all applicable laws, as determined by us in our sole discretion, no purchase rights will be exercised and all accumulated but unused contributions will be distributed to the 2024 ESPP participants without interest (unless the payment of interest is otherwise required by applicable law).

A participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of our common stock subject to purchase rights unless and until the participant’s shares of our common stock acquired upon exercise of purchase rights are recorded in our books (or the books of our transfer agent).

Changes to Capital Structure. The 2024 ESPP provides that in the event of a change in our capital structure through actions such as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, our Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of shares subject to the 2024 ESPP; (ii) the class(es) and maximum number of shares by which the share reserve is to increase automatically each year; (iii) the class(es) and number of shares subject to, and purchase price applicable to, outstanding offerings and purchase rights; and (iv) the class(es) and number of shares that are subject to purchase limits under each ongoing offering. Our Board will make these adjustments, and its determination will be final, binding and conclusive.

Corporate Transactions. The 2024 ESPP provides that in the event of a corporate transaction (as defined below), any then-outstanding rights to purchase our common stock under the 2024 ESPP may be assumed, continued, or substituted for by any surviving or acquiring corporation (or its parent company). If the surviving or acquiring corporation (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then (i) the participants’ accumulated payroll contributions will be used to purchase shares of our common stock (rounded down to the nearest whole share) within 10 business days (or such other period specified by our Board) before such corporate transaction under the outstanding purchase rights, and such purchase rights will terminate immediately after such purchase, or (ii) our Board, in its discretion, may terminate outstanding offerings, cancel the outstanding purchase rights and refund the participants’ accumulated contributions.

Under the 2024 ESPP, a “corporate transaction” is generally the consummation, in a single transaction or in a series of related transactions, of: (i) a sale or other disposition of all or substantially all, as determined by our Board, of the consolidated assets of us and our subsidiaries; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Transferability. During a participant’s lifetime, purchase rights will be exercisable only by a participant. Purchase rights are not transferable by a participant, except by will, by the laws of descent and distribution, or, if permitted by us, by a beneficiary designation.

Tax Withholding. Each participant must make arrangements, satisfactory to us and any applicable related corporation, to enable us or our related corporation to fulfill any withholding obligation for taxes arising out of or in relation to a participant’s participation in the 2024 ESPP. In our sole discretion and subject to applicable law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the participant’s salary or any other cash payment due to the participant from us or any related corporation; (ii) withholding from the proceeds of the sale of shares of our common stock acquired under the 2024 ESPP, either through a voluntary sale or a mandatory sale arranged by us; or (iii) any other method deemed acceptable by our Board. We will not be required to issue any shares of our common stock under the 2024 ESPP until such obligations are satisfied.

Amendment, Suspension or Termination. Our Board will have the authority to amend, suspend or terminate the 2024 ESPP. Any benefits, privileges, entitlements and obligations under any outstanding purchase right granted before an amendment, suspension or termination of the 2024 ESPP will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code), or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. Except with respect to certain changes in our capital structure, stockholder approval is required for any amendment to the 2024 ESPP if such approval is required by applicable law or listing requirements. No purchase rights may be granted under the 2024 ESPP while it is suspended or after it is terminated.

New Plan Benefits

No purchase rights have been granted, and no shares have been issued, under the 2024 ESPP. If the 2024 ESPP is approved by our stockholders, the benefits that will be received by or allocated to eligible employees under the 2024 ESPP cannot be determined at this time because the amount of payroll deductions or other contributions made to purchase shares of our common stock under the 2024 ESPP is entirely within the discretion of each participant (subject to the limitations discussed above).

Form S-8 Registration Statement

We intend to file a registration statement on Form S-8 to register all of the shares of our common stock reserved for issuance under the 2024 ESPP.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF OUR 2024 EMPLOYEE STOCK PURCHASE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 15, 2024, with respect to the beneficial ownership of shares of our common stock by:

•
each of our directors;
•
each of our named executive officers;
•
all of our current directors and executive officers as a group; and
•
each person or group known to us to be the beneficial owner of more than five percent of our common stock.

This table is based upon information supplied by officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Other than as set forth below, we are not aware of any other beneficial owner of more than five percent of our common stock as of March 15, 2024. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 110,069,293 shares of common stock outstanding as of March 15, 2024, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before May 14, 2024, which is 60 days after March 15, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121.

Name of Beneficial Owner	Beneficial Ownership of Common Stock Number of Shares	Percent of Class(1)
Named Executive Officers and Directors:
Brian Lian, Ph.D.(2)	3,401,038	3.1%
Marianne Mancini(3)	649,509	*
Greg Zante(4)	320,554	*
Matthew W. Foehr(5)	290,036	*
Lawson Macartney, DVM, Ph.D.(6)	173,965	*
S. Kathy Rouan, Ph.D.(7)	88,000	*
Charles A. Rowland, Jr.(8)	156,000	*
J. Matthew Singleton(9)	188,286	*
All current executive officers and directors as a group (8 persons)(10)	5,267,388	4.7%
Greater than 5% Stockholders:
BlackRock, Inc.(11)	7,605,867	6.9%
Entities Associated with Viking Global Investors LP(12)	5,145,112	4.7%
FMR LLC(13)	15,004,340	13.6%
State Street Corporation(14)	5,732,990	5.2%
The Vanguard Group(15)	5,381,904	4.9%

* Less than one percent.

(1) For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the number of shares of common stock outstanding as of March 15, 2024, plus the number of shares of common stock that such person or group had the right to acquire within 60 days after March 15, 2024.

(2) Consists of: (a) 2,198,734 shares of common stock owned directly, and (b) 1,202,304 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2024.

(3) Consists of: (a) 348,509 shares of common stock owned directly, and (b) 301,000 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2024.

(4) Consists of: (a) 192,304 shares of common stock owned directly, and (b) 128,250 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2024.

(5) Consists of: (a) 111,250 shares of common stock owned directly, and (b) 178,786 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2024.

(6) Consists of: (a) 47,965 shares of common stock owned directly, and (b) 126,000 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2024.

(7) Consists of 88,000 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2024.

(8) Consists of: (a) 30,000 shares of common stock owned directly, and (b) 126,000 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2024.

(9) Consists of: (a) 9,500 shares of common stock owned directly, and (b) 178,786 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2024.

(10) Consists of shares included under “Named Executive Officers and Directors”.

(11) BlackRock, Inc. (“BlackRock”) filed a Schedule 13G with the SEC on January 26, 2024, reporting that it had sole voting power with respect to 7,502,978 shares of common stock and sole dispositive power with respect to 7,605,867 shares of common stock on behalf of itself and the following subsidiaries: BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors and BlackRock Fund Managers Ltd. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.

(12) Viking Global Investors LP (“VGI”), Viking Global Performance LLC (“VGP”), Viking Global Equities II LP (“VGEII”), Viking Global Equities Master Ltd. (“VGEM”), Viking Long Fund GP LLC (“VLFGP”), Viking Long Fund Master Ltd. (“VLFM”), O. Andreas Halvorsen, David C. Ott and Rose S. Shabet (collectively, the “Reporting Persons”) filed a Schedule 13G/A with the SEC on February 14, 2024. VGEII directly owns 77,196 shares of common stock and VGEII has the authority to dispose of and vote such shares of common stock, which power may be exercised by its general partner, VGP, and by VGI, an affiliate of VGP, which provides managerial services to VGEII. VGEM directly owns 3,782,603 shares of common stock and VGEM has the authority to dispose of and vote the shares of common stock directly owned by it, which power may be exercised by its investment manager, VGP, and by VGI, an affiliate of VGP, which provides managerial services to VGEM. Viking Global Equities LP (a Delaware limited partnership) and Viking Global Equities III Ltd. (a Cayman Islands exempted company), through its investment in VGE III Portfolio Ltd. (a Cayman Islands exempted company), invest substantially all of their assets through VGEM. VLFM directly owns 1,285,313 shares of common stock and VLFM has the authority to dispose of and vote the shares of Common Stock directly owned by it, which power may be exercised by its investment manager, VLFGP, and by VGI, an affiliate of VLFGP, which provides managerial services to VLFM. Viking Long Fund LP (a Delaware limited partnership) and Viking Long Fund III Ltd. (a Cayman Islands exempted company), through its investment in Viking Long Fund Intermediate L.P. (a Cayman Islands limited partnership), invest substantially all of their assets through VLFM. Mr. Halvorsen, Mr. Ott and Ms. Shabet, as Executive Committee Members of Viking Global Partners LLC (general partner of VGI), VGP and VLFGP, have shared authority to dispose of and vote the shares of Xommon Atock beneficially owned by VGI, VGP and VLFGP. The business address of each Reporting Person is 600 Washington Blvd., Floor 11, Stamford, Connecticut 06901.

(13) FMR LLC (“FMR”) filed a Schedule 13G/A with the SEC on February 9, 2024, reporting that it had sole voting power with respect to 15,003,299 shares of common stock and sole dispositive power with respect to 15,004,340 shares of common stock in its capacity as a parent holding company in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. FMR’s address is 245 Summer Street, Boston, Massachusetts 02210.

(14) State Street Corporation (“State Street”) filed a Schedule 13G/A with the SEC on January 24, 2024, reporting that it had shared voting power with respect to 5,527,237 shares of common stock and shared dispositive power with respect to 5,732,990 shares of common stock in its capacity as a parent holding company in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. State Street’s address is State Street Financial Center, 1 Congress Street, Suite 1, Boston MA 02114.

(15) The Vanguard Group filed a Schedule 13G with the SEC on February 13, 2024, reporting that it had shared voting power with respect to 176,501 shares of common stock, sole dispositive power with respect to 5,125,201 shares of common stock and shared dispositive power with respect to 256,703 shares of common stock. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth additional information as of December 31, 2023 with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 31, 2023. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	5,248,682	$ 6.79(2)	11,184,846(3)
Equity compensation plans not approved by security holders(4)	—	—	—
Total	5,248,682	$ 6.79	11,184,846

(1) Comprised of the 2014 EIP and the 2014 ESPP

(2) Represents the weighted-average exercise price of outstanding options to purchase common stock granted pursuant to the 2014 EIP. The weighted-average exercise price does not take into account 2,120,646 shares of common stock subject to outstanding unvested restricted stock unit awards granted pursuant to the 2014 EIP.

(3) Comprised solely of 5,932,265 shares subject to awards available for future issuance under the 2014 EIP and 5,252,581 shares of common stock available for future issuance under the 2014 ESPP, in each case as of December 31, 2023. Pursuant to the terms of the 2014 EIP, the share reserve of the 2014 EIP automatically increased on January 1st, through fiscal 2024, by 3.5% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year. Pursuant to the terms of the 2014 ESPP, the share reserve of the 2014 ESPP automatically increased on January 1st, through fiscal 2024, by 1% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year.

(4) As of December 31, 2023, we did not have any equity compensation plans that were not approved by our stockholders. This excludes the 2024 Equity Incentive Plan and the 2024 Employee Stock Purchase Plan that are proposed for approval by stockholders at the Annual Meeting.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships in which we were or are to be a participant, the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. A related person is any individual who is, or who has been since the beginning of our last fiscal year, one of our directors or executive officers, or a nominee to become one of our directors, or any person known to be the beneficial owner of more than 5% of any class of our voting securities, or any immediate family member of any of the foregoing persons. Additionally, any firm, corporation or other entity by which any of the foregoing persons is employed or in which such person is a general partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest, will also be deemed to be a related person. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. As provided by the charter of our Audit Committee, our Audit Committee is responsible for reviewing and approving in advance any related party transaction.

Transactions with Related Persons

In addition to the director and executive officer compensation arrangements discussed in the section of this proxy statement entitled “Executive Compensation,” the following is a summary of material provisions of transactions since January 1, 2023 that we have been a party to and in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers, beneficial owners of more than 5% of our common stock, or their immediate family members, have had or will have a direct or indirect material interest.

Agreements with Ligand

On May 21, 2014, we entered into a master license agreement with Ligand (the “Master License Agreement”), which previously held greater than 5% of our outstanding common stock, pursuant to which Ligand granted us worldwide rights under (1) patents related to TRß Compounds, SARM Compounds, FBPase Compounds, EPOR Compounds and DGAT-1 Compounds; (2) related know-how controlled by Ligand; and (3) physical quantities of TRß, SARM, FBPase, EPOR and DGAT-1 Compounds. Pursuant to a management rights letter between us and Ligand, dated May 21, 2014, Ligand had the right to nominate one individual for election to our Board so long as Ligand held at least 7.5% of our outstanding voting stock. Matthew W. Foehr, Ligand’s former President and Chief Operating Officer, is a current member of our Board that was initially nominated by Ligand. On March 30, 2023, Ligand filed a Schedule 13D/A indicating that it ceases to hold greater than 5% of our outstanding common stock.

Limitation of Liability and Indemnification of Officers and Directors

Our Charter and our Bylaws contain provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors and officers are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except for liability for the following:

•
any breach of their duty of loyalty to our company or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the General Corporation Law of the State of Delaware (the “DGCL”); and
•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

Our Charter provides that we will, under certain circumstances, indemnify our directors, officers, employees or agents, subject to any provisions contained in our Bylaws. Our Bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was or is made a party or is threatened to be made a party to, or is otherwise involved in, any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was one of our directors or officers, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expense, liability and loss (including, among other things, attorney’s fees and amounts paid in settlement) reasonably incurred or suffered by such director, officer, employee or agent in connection therewith, subject to certain conditions. Our Bylaws also provide us with the power to, to the extent authorized by our Board, grant rights to indemnification and to advancement of expenses to any of our employees or agents to the fullest extent indemnification may be granted to our directors and officers. In addition, our Bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to certain exceptions.

Further, we have indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding, subject to certain exceptions. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

The limitation of liability and indemnification provisions that are included in our Charter, our Bylaws and in indemnification agreements that we entered into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Our Bylaws provide that we may purchase and maintain insurance, at our expense, to protect us and any person who is or was a director, officer, employee or agent of us or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not we would have the power to indemnify such person against such expense, liability or loss under the DGCL. We maintain insurance under which, subject to the limitations of the insurance policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.

Certain of our non-employee directors may, through their relationships with their employers, be insured or indemnified against certain liabilities incurred in their capacity as members of our Board.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials (a “Notice”) or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker or us. Direct your written request to our Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121 or contact our Corporate Secretary at (858) 704-4660. Stockholders who currently receive multiple copies of the Notice at their addresses and would like to request “householding” of their communications should contact their broker or our Corporate Secretary in the same manner described above. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice to a stockholder at a shared address to which a single copy of the documents was delivered.

ADDITIONAL DOCUMENTS

This proxy statement contains summaries of certain agreements that we have filed as exhibits to various SEC filings. The descriptions of these agreements contained in this proxy statement do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements.

Any statement contained herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this proxy statement.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and copies of the definitive agreements summarized in this proxy statement, are available without charge upon written request to: Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121.

OTHER MATTERS

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Lawson Macartney, DVM, Ph.D.
Lawson Macartney, DVM, Ph.D.
Chairperson of the Board

April 5, 2024

You are cordially invited to attend the annual meeting virtually. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your representation at the meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you wish to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically if you attend the meeting virtually. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote electronically at the meeting, you must obtain a proxy issued in your name from that record holder.

Appendix A

Viking Therapeutics, Inc.
2024 Equity Incentive Plan
Adopted by the Board of Directors: March 15, 2024
Approved by the Stockholders: [●], 2024

1.
General.
a.
Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
b.
Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; and (vi) Other Awards.
c.
Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.
Shares Subject to the Plan.
a.
Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 12,000,000 shares, plus a number of shares of Common Stock equal to the number of Returning Shares, if any, as such shares become available from time to time.
b.
Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 36,000,000 shares.
c.
Share Reserve Operation.
i.
Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
ii.
Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award. For the avoidance of doubt, with respect to a SAR, only shares of Common Stock which are issued upon settlement of the SAR shall count towards reducing the number of shares available for issuance under the Plan.

iii.
Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.
Eligibility and Limitations.
a.
Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
b.
Specific Award Limitations.
i.
Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
ii.
Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).
iii.
Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
iv.
Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service, unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A, or unless such Awards otherwise comply with the distribution requirements of Section 409A or is not subject to Section 409A.
c.
Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
d.
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, in each case following the Effective Date, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director for his or her service as a Non-Employee Director, will not exceed (i) $1,000,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, $1,500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.
4.
Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Award Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

a.
Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
b.
Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award, if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a corporate transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
c.
Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Award Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Award Agreement:
i.
by cash or check, bank draft or money order payable to the Company;
ii.
pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
iii.
by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise, the Common Stock is publicly traded; (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment; (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock; (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate; and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
iv.
if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
v.
in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
d.
Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the Award Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the Award Agreement.
e.
Transferability. Options and SARs may not be transferred to third-party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration, and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
i.
Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
ii.
Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
f.
Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR, as determined by the Board, and vesting conditions may include achievement of one or more Performance Goals. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
g.
Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service, and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award. If a Participant is suspended pending investigation of whether his or her Continuous Service shall be terminated for Cause, the Participant’s rights to exercise an Option or SAR shall be suspended during the investigation period.
h.
Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
i.
90 days following the date of such termination, if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death); or

ii.
1 year following the date of such termination, if such termination is due to the Participant’s Disability or the Participant’s death (or if the Participant’s death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) above)).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

i.
Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, or (iii) the Board has suspended exercisability under Section 7(b), then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
j.
Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a corporate transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement between the Employee and the Company or one of its Affiliates or, in the absence of any such definition, in accordance with the Company’s then-current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
k.
Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
l.
Rights as a Stockholder. Dividends and dividend equivalents may not be paid or credited to Options or SARs, and a Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option or SAR until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 4(c) or 4(d), as applicable.
5.
Awards Other Than Options and Stock Appreciation Rights.
a.
Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

i.
Form of Award.
1.
RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
2.
RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award, and nothing contained in the Plan or any Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
ii.
Consideration.
1.
RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.
2.
RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
iii.
Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board, which may include achievement of one or more Performance Goals. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
iv.
Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award; provided, however, that if the Company has a contingent contractual obligation to provide for accelerated vesting of a Participant’s Restricted Stock

Award or RSU Award after termination of the Participant’s Continuous Service, the unvested portion of such Award subject to potential acceleration shall remain outstanding until the maximum contractual time for determining whether such contingency will occur, and terminate at such time if the contingency has not then occurred.
v.
Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, subject to the same restrictions on transferability and forfeitability as the underlying Award with respect to which such dividends or dividend equivalents are granted, and subject to such other terms and conditions as determined by the Board and specified in the Award Agreement.
vi.
Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award in a manner intended to comply with Section 409A, as applicable.
b.
Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.
Adjustments Upon Changes in Common Stock; Other Corporate Events.
a.
Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan, (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
b.
Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
c.
Change in Control. All Awards outstanding on the effective date of a Change in Control shall be treated in the manner described in the definitive agreement evidencing the Change in Control (or, in the event that the Change in Control is not effected pursuant to a definitive agreement to which the Company is party, in the manner determined by the Board, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, without limiting the prior sentence, the treatment specified in the transaction agreement or by the Board may include (without limitation) one or more of the following with respect to each outstanding Award:
i.
Awards May Be Assumed. In the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Change in Control. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all, Participants. The terms of any assumption, continuation or substitution will be set by the Board.
ii.
Awards Held by Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Change in Control (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Change in Control (contingent upon the effectiveness of the Change in Control) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Change in Control, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Change in Control). With respect to the vesting of Awards with performance-based vesting that will accelerate upon the occurrence of a Change in Control pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Awards will accelerate at 100% of the target level upon the occurrence of the Change in Control. With respect to the vesting of Awards that will accelerate upon the occurrence of a Change in Control pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Change in Control or such later date as required to comply with Section 409A.
iii.
Awards Held by Persons other than Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Change in Control; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Change in Control.
iv.
Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Change in Control, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise; for clarity, an Award may be cancelled without payment of any consideration if the value of such property is equal to or less than the exercise price.
d.
Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Change in Control involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
e.
No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.
Administration.
a.
Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
b.
Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
i.
To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award (and whether and to what degree any applicable Performance Goals have been attained); (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Award with performance-based vesting that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
ii.
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
iii.
To settle all controversies regarding the Plan and Awards granted under it.
iv.
To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
v.
To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Change in Control, for reasons of administrative convenience or in connection with any other event pursuant to which the Board determines prohibition of exercise is necessary or reasonable.
vi.
To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
vii.
To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
viii.
To submit any amendment to the Plan for stockholder approval.
ix.
To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that (1) the Board shall not, without stockholder approval, reduce the exercise or strike price of an Option or SAR (other than in connection with a Capitalization Adjustment) and, at any time when the exercise or strike price of an Option or SAR is above the Fair Market Value of a share of Common Stock, the Board shall not, without stockholder approval, cancel and re-grant or exchange such Option or SAR for a new Award with a lower (or no) purchase price or for cash, and (2) a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.
x.
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
xi.
To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).
c.
Delegation to Committee.
i.
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
ii.
Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act, and, thereafter, any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
d.
Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
e.
Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer, and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation of authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
8.
Tax Withholding
a.
Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. and/or non-U.S. federal, state or local tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
b.
Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. and/or non-U.S. federal, state or local tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
c.
No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees not to make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates, related to tax liabilities arising from such Award or other Company compensation, and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A, only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service, and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not to make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates, in the event that the U.S. Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the U.S. Internal Revenue Service.
d.
Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliates’ withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.
Miscellaneous.
a.
Source of Shares; Fractional Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise. No fractional shares of Common Stock will be issued or delivered pursuant to this Plan or any Award. The Board or the Committee may determine whether cash, other Awards or other securities or property will be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto will be forfeited or otherwise eliminated.
b.
Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
c.
Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
d.
Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
e.
No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted, or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
f.
Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law and without the affected Participant’s consent, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
g.
Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
h.
Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
i.
Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed, or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law, and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
j.
Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
k.
Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or, in the case of

Restricted Stock Awards and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
l.
Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify or terminate any of the Company’s or any Affiliate’s employee benefit plans.
m.
Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award, may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
n.
Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six-month period elapses, with the balance paid thereafter on the original schedule.
o.
Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
p.
Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously acknowledges that the Company and its Affiliates will process certain personal information about the Participant in accordance with the provisions of the Company’s privacy notice, a copy of which can be obtained by the Participant by contacting his or her local human resources representative. Such personal information may include, but is not limited to, the Participant’s name, home address, email address and telephone number, date of birth, social security or insurance number, passport number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, and details of all Awards or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. In certain jurisdictions, the Participant’s consent is required in order for the parties to process Participant’s personal information for the purpose of implementing, administering and managing Participant’s participation in the Plan pursuant to and in accordance with his or her Award Agreement. Where such consent is required and without limiting any other specific consent provided by the Participant, including in any consent provided in a separate document, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described herein and any other applicable Award grant materials by and among, as applicable, the Company or any of its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that Data will be transferred to a stock plan service provider as may be selected by the Company from time to time (the “Designated Broker”), which is assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country of operation may have different data privacy laws and protections than the Participant’s country. The Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes (where such authorization is required) the Company, the Designated Broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or, where applicable, refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Participant understands that where his or her consent is required by applicable law, he or she is providing the consents on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke his or her consent, his or her status as an Employee, Consultant or Director and career with the Company and its Affiliates will not be adversely affected; the only adverse consequence of refusing or withdrawing the Participant’s consent is that the Company would not be able to grant Awards to the Participant or administer or maintain such Awards. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.
10.
Covenants of the Company.
a.
Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards, unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.
Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

12.
Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

13.
Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

a.
“Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
b.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
c.
“Applicable Law” means the Code and any applicable U.S. or non-U.S. securities, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as The Nasdaq Stock Market LLC, the New York Stock Exchange or the Financial Industry Regulatory Authority, Inc.).
d.
“Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR or any Other Award).
e.
“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award, and which is provided to a Participant along with the Grant Notice.
f.
“Board” means the board of directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
g.
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
h.
“Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or intentional falsification of any Company or Affiliate documents or records; (ii) the Participant’s material failure to abide by the Company’s Code of Conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct and policies of any Affiliate, as applicable); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or any of its Affiliates (including, without limitation, the Participant’s improper use or disclosure of Company or Affiliate confidential or proprietary information); (iv) any intentional act by the

Participant which has a material detrimental effect on the Company’s or its Affiliate’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company (or its Affiliate, as applicable) of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and the Company (or its Affiliate, as applicable), which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company (or its Affiliate, as applicable). The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company or members of the Board and by the Company’s Chief Executive Officer or his or her designee with respect to all other Participants. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
i.
“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
i.
any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions, the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then-outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
ii.
there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
iii.
the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

iv.
there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, at least 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
v.
during any period of 12 consecutive months, individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board, and that no individual initially elected or nominated as a member of the Board, as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board (a “Proxy Contest”), including by reason of any agreement intended to avoid or settle any Proxy Contest, shall be considered to be a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

j.
“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
k.
“Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
l.
“Common Stock” means the common stock of the Company.
m.
“Company” means Viking Therapeutics, Inc., a Delaware corporation, and any successor corporation thereto.
n.
“Compensation Committee” means the Compensation Committee of the Board.
o.
“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Registration Statement on Form S-8 under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
p.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award, only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
q.
“determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
r.
“Director” means a member of the Board.
s.
“Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity after accounting for reasonable accommodations (if applicable and required by Applicable Law) by reason of any medically determinable physical or mental impairment, which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
t.
“Effective Date” means the date on which the Company’s stockholders approve the adoption of the Plan.
u.
“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
v.
“Employer” means the Company or the Affiliate that employs the Participant.
w.
“Entity” means a corporation, partnership, limited liability company or other entity.
x.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
y.
“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company; (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company; (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities; (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities.
z.
“Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
i.
if the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable;
ii.
if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists; or
iii.
in the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
aa.
“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) U.S. or non-U.S. federal, state, local, municipal, or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including The Nasdaq Stock Market LLC, the New York Stock Exchange, and the Financial Industry Regulatory Authority, Inc.).
bb.
“Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
cc.
 “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
dd.
“Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
ee.
“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
ff.
“Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
gg.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

hh.
“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
ii.
“Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award or RSU Award.
jj.
“Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
kk.
“Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
ll.
“Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
mm.
“Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; pre-clinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical study (including the treatment phase); announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors)); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.
nn.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions,

Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit, due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
oo.
“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
pp.
“Plan” means this Viking Therapeutics, Inc. 2024 Equity Incentive Plan, as amended from time to time.
qq.
“Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.
rr.
“Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
ss.
“Prior Plan” means the Company’s 2014 Equity Incentive Plan.
tt.
“Restricted Stock Award” or “RSA” means an Award of shares of Common Stock granted pursuant to the terms and conditions of Section 5(a).
uu.
“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award, and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
vv.
“Returning Shares” means shares of Common Stock subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (i) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) are not issued because such stock award or any portion thereof is settled in cash; (iii) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (iv) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (v) are withheld or reacquired to satisfy a tax withholding obligation.
ww.
“RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock, which is granted pursuant to the terms and conditions of Section 5(a).
xx.
“RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award, and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
yy.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
zz.
“Rule 405” means Rule 405 promulgated under the Securities Act.
aaa.
“Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
bbb.
“Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
ccc.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
ddd.
“Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
eee.
“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
fff.
“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding Common Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
ggg.
“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
hhh.
“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

[Remainder of Page Intentionally Left Blank]

Appendix B

Viking Therapeutics, Inc.
2024 Employee Stock Purchase Plan
Adopted by the Board Of Directors: March 15, 2024
Approved by the Stockholders: [●], 2024

1.
General; Purpose.
a.
The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan.
b.
The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
c.
The Company, by means of the Plan, seeks to retain the services of such Eligible Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
2.
Administration.
a.
The Board or, to the extent set forth in Section 2(c), the Committee will administer the Plan. References herein to the Board shall be deemed to refer to the Committee except where context dictates otherwise.
b.
The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
i.
To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
ii.
To designate from time to time (A) which Related Corporations will be eligible to participate in the Plan as Designated 423 Corporations, (B) which Related Corporations or Affiliates will be eligible to participate in the Plan as Designated Non-423 Corporations, or (C) which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).
iii.
To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
iv.
To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
v.
To suspend or terminate the Plan at any time as provided in Section 12.
vi.
To amend the Plan at any time as provided in Section 12.
vii.
Generally, to exercise such powers and to perform such acts as it deems necessary, or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.

viii.
To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals, or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Designated Non-423 Corporation, do not have to comply with the requirements of Section 423 of the Code.
c.
The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Further, to the extent not prohibited by Applicable Law, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee or either of them have delegated authority to other persons or groups of persons, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
d.
All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.
Shares of Common Stock Subject to the Plan.
a.
Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 5,500,000 shares of Common Stock. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 3(a) (after accounting for any adjustment that complies with Section 423 of the Code) may be used to satisfy purchases of Common Stock under the 423 Component, and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.
b.
If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.
c.
The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
4.
Grant of Purchase Rights; Offering.
a.
The Board may, from time to time, grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the

Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
b.
If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company or a third party designated by the Company (each, a “Company Designee”): (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
c.
The Board will have the discretion to structure an Offering, so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.
5.
Eligibility.
a.
Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or an Affiliate. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation or an Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two yearswith respect to the 423 Component. In addition, the Board may (unless prohibited by Applicable Law) provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company, the Related Corporation, or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code, with respect to the 423 Component. The Board may also exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) of the Company or a Related Corporation or a subset of such highly compensated employees.
b.
The Board may provide that each person who, during the course of an Offering, is an Eligible Employee not currently participating in the current Offering (which shall, for avoidance of doubt, include any Eligible Employee that withdrew from the current Offering pursuant to Section 7(b)) will on a date or dates specified in the Offering, if the Eligible Employee so elects, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering; provided, however, if such an Eligible Employee previously withdrew from the current Offering pursuant to Section 7(b), such Eligible Employee shall only be permitted to rejoin the Offering after the first exercise of Purchase Rights following the Eligible Employee’s withdrawal. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
i.
the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
ii.
the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
iii.
the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

c.
With respect to the 423 Component, no Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock that such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
d.
With respect to the 423 Component, as specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds US $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
e.
Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by Applicable Law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
f.
Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.
6.
Purchase Rights; Purchase Price.
a.
On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 25% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
b.
The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
c.
In connection with each Offering made under the Plan, no Eligible Employee may purchase a number of shares of Common Stock having a Fair Market Value on the Offering Date greater than $75,000 (or such lesser number of shares determined by the Board prior to the commencement of the Offering) and the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.
d.
The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:

i.
an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
ii.
an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
7.
Participation; Withdrawal; Termination.
a.
An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company or a Company Designee, within the time specified in the Offering, an enrollment form provided by the Company or Company Designee. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company, except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash, check or wire transfer prior to a Purchase Date.
b.
During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate, and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
c.
Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by Applicable Law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.
d.
Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.
e.
During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

f.
Unless otherwise specified in the Offering or as required by Applicable Law, the Company will have no obligation to pay interest on Contributions.
8.
Exercise of Purchase Rights.
a.
On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
b.
Unless otherwise provided in the Offering, if the amount of accumulated Contributions that remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date of an Offering is less than the amount to have purchased one full share of Common Stock, then such remaining amount will roll over to the next Offering (unless otherwise required by Applicable Law). For the avoidance of doubt, and unless otherwise provided in the Offering, if the amount of accumulated Contributions that remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date of an Offering equals or exceeds the amount to have purchased one full share of Common Stock, then such amounts will be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).
c.
No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).
9.
Covenants of the Company.

The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission, agency or other Governmental Body having jurisdiction over the Plan, such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10.
Designation of Beneficiary.
a.
The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
b.
If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by

Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.
Adjustments Upon Changes in Common Stock; Corporate Transactions.
a.
In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
b.
In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then (A) the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by the Board) prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase, or (B) the Board, in its discretion, may terminate any outstanding Offerings, cancel the outstanding Purchase Rights and refund the Participants’ accumulated Contributions.
12.
Amendment, Termination or Suspension of the Plan.
a.
The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.
b.
The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
c.
Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.
13.
Tax Qualification; Tax Withholding.
a.
Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.
b.
Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation; (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.
14.
Effective Date of Plan.

The Plan will become effective on the date on which the Company’s stockholders approve the adoption of the Plan. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.

15.
Miscellaneous Provisions.
a.
Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
b.
A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
c.
The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or amend a Participant’s employment contract, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment of a Participant.
d.
The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.
e.
If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.
f.
If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.
16.
Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

a.
“423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

b.
“Affiliate” means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405, promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
c.
“Applicable Law” means the Code and any applicable U.S. or non-U.S. securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as The Nasdaq Stock Market LLC, the New York Stock Exchange or the Financial Industry Regulatory Authority, Inc.).
d.
“Board” means the board of directors of the Company.
e.
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
f.
“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
g.
“Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
h.
“Common Stock” means the common stock of the Company.
i.
“Company” means Viking Therapeutics, Inc., a Delaware corporation.
j.
“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
k.
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
i.
a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;
ii.
a sale or other disposition of more than 50% of the outstanding securities of the Company;
iii.
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
iv.
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
l.
“Designated 423 Corporation” means any Related Corporation selected by the Board to participate in the 423 Component.

m.
“Designated Company” means any Designated Non-423 Corporation or Designated 423 Corporation, provided, however, that at any given time, a Related Corporation participating in the 423 Component shall not be a Related Corporation participating in the Non-423 Component.
n.
“Designated Non-423 Corporation” means any Related Corporation or Affiliate selected by the Board to participate in the Non-423 Component.
o.
“Director” means a member of the Board.
p.
“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
q.
“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation, or solely with respect to the Non-423 Component, an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
r.
“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
s.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
t.
“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
i.
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
ii.
In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and regulations and, to the extent applicable as determined in the sole discretion of the Board, in a manner that complies with Section 409A of the Code.
u.
“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including The Nasdaq Stock Market LLC, the New York Stock Exchange and the Financial Industry Regulatory Authority, Inc.).
v.
“Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.
w.
“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

x.
“Offering Date” means a date selected by the Board for an Offering to commence.
y.
“Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
z.
“Participant” means an Eligible Employee who holds an outstanding Purchase Right.
aa.
“Plan” means this Viking Therapeutics, Inc. 2024 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.
bb.
“Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.
cc.
“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
dd.
“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
ee.
“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
ff.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
gg.
“Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.
hh.
“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

[Remainder of Page Intentionally Left Blank]

VIKING THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Viking Therapeutics, Inc., hereby appoints Brian Lian, Ph.D. and Greg Zante, and each of them, as proxies, with full power or substitution, to vote on behalf of the undersigned the number of shares which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of Viking Therapeutics, Inc., to be held virtually at https://web.lumiconnect.com/255403211 (password: viking2024) on Tuesday, May 21, 2024 at 8:00 a.m. Pacific Time, and at any and all postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present in the manner directed herein, and in their or his discretion upon any other matter which may properly come before the said meeting.

This Proxy is governed by the laws of the State of Delaware.

(Continued and to be signed on the reverse side)

1.1 14475

1

ANNUAL MEETING OF STOCKHOLDERS OF

VIKING THERAPEUTICS, INC.

May 21, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/255403211 (password: viking2024) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/20061/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230303030000000000 2 052124

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTOR NOMINEES FOR CLASS III (term to expire in 2027):

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

This proxy will be voted as directed, or if no direction is indicated, will be voted in accordance with the recommendations of the Board of Directors.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment of postponement thereof.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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